SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                               KNIGHT-RIDDER, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                                            [KNIGHT RIDDER LOGO]
                                50 West San Fernando Street, San Jose, CA 95113

Dear Shareholders:

     It is my pleasure to invite you to Knight Ridder's Annual Meeting of Shareholders.

     We will hold the meeting on Tuesday, April 22, 2003, at 9:30 a.m. in The Fairmont Hotel, 170 South Market Street, San Jose, California. The Fairmont is immediately adjacent to our corporate headquarters. In addition to the formal items of business, I will review the major developments of 2002 and answer your questions.

     This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about Knight Ridder.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. You may vote your shares by Internet, by telephone or by completing and returning the enclosed proxy card by mail. If you attend the meeting and prefer to vote in person, you may do so.

     I look forward to seeing you at the Annual Meeting.


                                          Sincerely,

                                          /s/ Tony Ridder
                                          Tony Ridder
                                          Chairman of the Board
                                          and Chief Executive Officer

March 25, 2003

                                 KNIGHT RIDDER
                          50 WEST SAN FERNANDO STREET
                              SAN JOSE, CA 95113

                                ----------------

                 NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, APRIL 22, 2003

                                ----------------

Dear Shareholders:

     We will hold the 2003 Annual Meeting of Shareholders of Knight-Ridder, Inc. at 9:30 a.m. (Pacific time) at The Fairmont Hotel, 170 South Market Street, San Jose, California, on Tuesday, April 22, 2003. At this meeting, we will ask you to:

     1.   Elect four directors;

     2. Ratify the appointment of Ernst & Young LLP as independent auditors of the Company for 2003;

     3. Approve an amendment to the Company's Compensation Plan for Nonemployee Directors to increase the number of shares of common stock available under the plan by 200,000;

     4.   Consider a shareholder proposal regarding expensing stock options; and

     5. Transact any other business properly before the meeting or any adjournments or postponements thereof.

     All of these items of business are more fully described in the accompanying Proxy Statement. Also enclosed is our 2002 Annual Report, which includes the Company's financial statements.

     Shareholders of record at the close of business on March 5, 2003 will be entitled to vote at the meeting and any adjournments thereof. A list of such shareholders will be available for inspection at the Annual Meeting and for 10 days prior to the meeting at the Company's headquarters located at 50 W. San Fernando Street, San Jose, California, between the hours of 9:00 a.m. and 5:00 p.m. (Pacific time).

     We hope you will attend the meeting. However, if you cannot, we encourage you to vote the enclosed proxy -- either by mail, telephone, or by Internet -- as soon as possible. If later you decide to attend the meeting, you can, if you wish, revoke the proxy and vote in person.

                                          By Order of the Board of Directors

                                          /s/ Polk Laffoon
                                          Polk Laffoon
                                          Vice President/Corporate Relations
                                          and Corporate Secretary

March 25, 2003

[KNIGHT RIDDER LOGO]
50 West San Fernando Street, San Jose, CA 95113

                                ----------------

                        PROXY STATEMENT OF KNIGHT RIDDER
                       2003 Annual Meeting of Shareholders

                                ----------------

Information About the Meeting, Voting and Proxies

Why did you send me this Proxy Statement?

     We -- the Board of Directors of Knight Ridder -- sent you this Proxy Statement and the enclosed proxy card because we are soliciting your proxy to vote at the 2003 Annual Meeting of Shareholders to be held at 9:30 a.m. on Tuesday, April 22, 2003, at The Fairmont Hotel, San Jose, California. Certain officers, directors and other employees of the Company and D.F. King & Co. (a proxy solicitor) may also solicit proxies on our behalf by mail, phone, fax or in person.

     This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the meeting, however, to vote your shares. You may either return the enclosed proxy card, or vote by telephone or via the Internet.

     We began mailing this Proxy Statement, along with the proxy card and 2002 Annual Report, on or about March 25, 2003 to all shareholders of record as of March 5, 2003 (the record date). On March 5, 2003, there were 81,330,236 shares of the Company's common stock outstanding.

Who is entitled to vote?

     Only shareholders of record at the close of business on March 5, 2003 are entitled to vote. Your proxy card shows the number of shares you held on that date. Each share of the Company's common stock is entitled to one vote on all matters specifically listed in the Proxy Statement.

How do I vote?

     There are four methods. You may vote in person at the meeting, by telephone, online via the Internet or by completing and mailing your proxy card.

How do I vote in person?

     If you attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, banker or other nominee, you must bring an account statement or letter from the broker, banker or nominee. The account statement or letter must show that you were the beneficial owner of the shares on March 5, 2003.

How do I vote by proxy?

     To vote by proxy, you may either:

     o Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided; or

     o Call the toll-free telephone number on the proxy card and follow the recorded instructions; or

     o Access The Bank of New York's secure website registration page through the Internet at www.proxyvotenow.com/kri, as identified on the proxy card, and follow the instructions.

     Shares that are registered in your name may be voted by any of the three methods described above. Please note that the Internet and telephone voting facilities for shareholders of record will close at 5:00 p.m. (Eastern time) on April 21, 2003.

     If your shares are held in "street name" through your broker, bank or other nominee, you may vote by telephone or Internet only if your broker, bank or other nominee offers that option. Although many nominees offer telephone and Internet voting, availability and specific procedures may vary and will depend on their particular voting arrangements.

     If you make specific choices and sign and return your proxy card before the Annual Meeting, or timely deliver your proxy by telephone or through the Internet, your shares will be voted as you have directed. If you sign and return the proxy card but do not make specific choices, the proxyholders will vote your shares as follows:

     o    "For" the election of the four nominees for director;

     o "For" the ratification of the appointment of Ernst & Young LLP as independent auditors for 2003;

     o "For" the amendment to the Company's Compensation Plan for Nonemployee Directors to increase the number of shares of common stock available under the plan by 200,000; and

     o    "Against" the shareholder proposal regarding expensing stock options.

Can I vote on other matters?

     The Company's by-laws limit the matters presented at our annual meeting to
(1) those in the notice of the meeting, (2) those that the Board of Directors has properly caused to be presented and (3) those brought by a shareholder of record entitled to vote at the meeting so long as the shareholder has notified the Corporate Secretary in writing (at our principal office) not later than 120 days before the anniversary of the prior year's proxy statement. The notice must briefly describe the business to be brought, the reasons and any material interest the shareholder has in the business; give the shareholder's name and address; and represent that the shareholder is a holder of record entitled to vote, or intends to be a holder on the record date (giving the number of shares and class) and intends to be at the meeting in person or by proxy to present the business.

     We do not expect any matters not listed in the Proxy Statement to come before the meeting. If any other matter is presented, your signed proxy card (or comparable telephone or Internet voting instructions) gives the individuals named as proxyholders the authority to vote your shares to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Is my vote confidential?

     Yes. Only the inspector of election, The Bank of New York, will have access to your card.

May I revoke my proxy?

     Yes. You may change your mind after you send in your proxy card by following any of these procedures. To revoke your proxy:

     o    Send in another signed proxy card with a later date; or

     o Send a letter revoking your proxy to Knight Ridder's Corporate Secretary at 50 West San Fernando Street, San Jose, CA 95113; or

     o    Attend the Annual Meeting and vote in person.

     You may revoke your proxy if you have voted by telephone or online by re-voting in the same manner. Only the last vote that you enter by telephone or online will be counted. Alternatively, you may attend the Annual Meeting and vote in person.

Who counts the votes?

     The Bank of New York will tabulate the votes and act as inspector of election.

What does "beneficial owner" mean?

     Under the Securities and Exchange Commission's definition, you are a "beneficial owner" of shares if you have sole or shared voting or investment power over the shares.

How do employees who participate in the Company's Investment Savings 401(k) Plans, Annual Incentive Deferral Plan or the Employees Stock Purchase Plan vote?

     If you participate in the Knight Ridder Investment Savings Plan or another 401(k) plan available to employees in your business unit, the Annual Incentive Deferral Plan or the Employees Stock Purchase Plan, you will receive voting instructions instead of a proxy card. Vanguard, as trustee of the 401(k) plans and the Annual Incentive Deferral Plan, and E*Trade Securities LLC, as nominee of the Employees Stock Purchase Plan, are the shareholders of record of your plan shares and will vote those shares according to the instructions that you provide using the Internet, or by telephone or proxy card, if you prefer.

     o If you provide instructions to the plan trustees and/or nominee, as applicable, by April 17, 2003, they will vote the shares as you have directed.

     o If you do not provide voting instructions to the plan trustees and/or nominee by April 17, 2003, they will vote the shares credited to your account in the same proportion as those that have been voted by other plan participants.

What does it mean if I get more than one proxy card?

     Your shares are probably registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. Please have all of your accounts registered in the same name and address. You may do this by contacting the Company's transfer agent, The Bank of New York, at 1-800-524-4458.

What vote is required to approve the proposals?

     The nominees receiving the most votes are elected as directors. As a result, if you withhold your authority to vote for any nominee, your vote will not count for or against the nominee, nor will a broker "non-vote" count for or against the nominee.

     Approval of all other proposals requires that the votes cast in favor exceed the votes cast against. Abstentions and broker non-votes will not affect the outcome of these proposals.

What constitutes a quorum?

     The holders of shares entitled to exercise a majority of the voting power present in person or by proxy constitutes a quorum. Abstentions and broker non-votes are included in determining whether a quorum exists.

Who is paying for this solicitation?

     The Company will pay for the solicitation of proxies, including D. F. King's estimated fee of $9,000 plus out-of-pocket expenses. The Company also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of the Company's stock.

How do I obtain a printed copy of the Proxy Statement, Annual Report or Form
10-K?

     If you would like a printed copy, leave a message on the Company's literature line at 408-938-7878. We will provide you with a copy of the 10-K at no charge, but if you also request the exhibits to the 10-K, we will charge a reasonable fee. In addition, the Company has made these documents available through the Company's website at www.kri.com.

     You may also elect to receive future proxy statements and annual reports via the Internet instead of receiving paper copies in the mail. You may choose this option by marking the appropriate box on your proxy card or by following the instructions provided if you vote by telephone or Internet. If you choose this option, you will receive a proxy card in the mail next year with instructions containing the Internet address of those materials. Your choice will remain in effect until you notify us otherwise.

Where can I find voting results?

     Preliminary voting results will be announced at the Annual Meeting. The Company will publish the final voting results in its Form 10-Q for the second quarter of 2003. You will also be able to find the results on the Company's website at www.kri.com.

How do I nominate a director of Knight Ridder?

     Any shareholder entitled to vote at an annual meeting may nominate directors as long as the shareholder has notified the Corporate Secretary in writing (at the Company's principal office) not later than 120 days before the anniversary of the prior year's proxy statement. The notice must give the shareholder's name and address and those of the person(s) to be nominated; represent that the shareholder is a holder of record entitled to vote, or intends to be a holder on the record date (giving the number of shares and class) and intends to be at the meeting in person or by proxy to make the nomination(s); describe any arrangements between the shareholder, the nominee(s) and any other person(s) (naming the person(s)) pursuant to which the nomination is made; provide any other information about the nominee(s) that must be disclosed in proxy solicitations under the Exchange Act; and include the consent of each nominee to serve as a director if elected.

Whom should I call if I have any questions?

     Call the Corporate Secretary, Polk Laffoon, at 408-938-7838. If you have questions about your ownership of Knight Ridder stock, call Sharon Orlando, Manager of Shareholder Services and Corporate Records, at 408-938-7713.

                Information About Knight Ridder Stock Ownership

Principal Holders of the Company's Stock

     The following table sets forth all persons known to the Company to be the beneficial owners of more than 5% of the Company's common stock as of February 28, 2003. As of February 28, 2003, there were 81,262,517 shares of the Company's common stock outstanding.

                                                          Shares
                                                       Beneficially   Percent of
Name and Address of Beneficial Owners of Common Stock      Owned        Class
-----------------------------------------------------  ------------   ----------
Southeastern Asset Management, Inc ..................  7,823,751 (1)     9.6%
 6410 Poplar Avenue, #900
 Memphis, TN 38119
Harris Associates, L.P. .............................  6,273,473 (2)     7.7%
 Two North LaSalle Street, Suite 500
 Chicago, IL 60602
Private Capital Management ..........................  4,425,139 (3)     5.5%
 8889 Pelican Bay Boulevard, Suite 500
 Naples, FL 34108

------------
(1) According to a Schedule 13G/A filed February 13, 2003, Southeastern Asset Management, Inc., a registered investment adviser, has sole voting power over 3,819,751 shares, shared voting power over 2,973,300 shares, no voting power over 1,030,700 shares, sole dispositive power over 4,828,085 shares, shared dispositive power 2,973,300 shares and no dispositive power over 22,366 shares.

(2) According to a Schedule 13G/A filed February 14, 2003, Harris Associates, L.P., a registered investment adviser, has shared voting power over all shares, sole dispositive power over 2,750,973 shares and shared dispositive power over 3,522,500 shares.

(3) According to a Schedule 13G filed February 14, 2003, Private Capital Management, a registered investment adviser, has shared voting and shared dispositive power over all of the shares.

Stock Ownership of Directors and Officers

     This table sets forth the number of shares of the Company's common stock beneficially owned as of February 28, 2003 by each director, nominee and executive officer named in the Summary Compensation Table, and by all directors, nominees and officers as a group. None of these persons beneficially owned more than 1% of the Company's common stock. All directors and officers as a group owned 3% of the Company's common stock. Except as noted, each person has sole voting and investment power over the shares shown in the table.

                                                         Shares        Shares            Total Number of
                                                       Other Than    Subject to        Shares Beneficially
Name                                                 Option Shares   Options (1)              Owned
----                                                 -------------   -----------       -------------------
Mary Jean Connors ...............................        47,300          283,001 (2)           330,301 (2)
Gary R. Effren ..................................        12,092           72,667                84,759
Kathleen Foley Feldstein ........................         2,793            8,001                10,794
Thomas P. Gerrity ...............................         1,544            8,001                 9,545
Barbara B. Hauptfuhrer ..........................         3,944           10,001                13,945
Ronald D. McCray ................................           353                0                   353
Patricia Mitchell ...............................           566                0                   566
M. Kenneth Oshman ...............................        33,088           10,001                43,089 (3)
Vasant Prabhu ...................................            76                0                    76
P. Anthony Ridder ...............................       190,105          530,000               720,105 (2)
Steven B. Rossi .................................        33,593          211,668               245,261 (2)
Randall L. Tobias ...............................         8,544           10,001                18,545
Gonzalo F. Valdes-Fauli .........................         3,044           10,001                13,045
John E. Warnock .................................           795                0                   795
John L. Weinberg ................................        31,088           10,001                41,089
Gordon Yamate ...................................         8,360           46,667                55,027
All directors and officers as a group (31 persons
 including those named above) ...................       514,074        1,918,283             2,432,357

------------
(1) Shares that directors and officers have the right to acquire by exercising options within 60 days of February 28, 2003.

(2) Includes shares owned by, or jointly with spouses as follows: (a) 2,736 shares owned by Ms. Connor's husband; (b) 3,209 shares owned by Mr. Ridder's wife, 898 shares jointly owned by Mr. Ridder and his wife, and 15,121 shares held in trust of which Mrs. Ridder is the trustee; (c) 4,760 shares jointly owned by Mr. Rossi and his wife. Ms. Connors and Mr. Ridder disclaim beneficial ownership of the shares owned by their respective spouses. Messrs. Ridder and Rossi share voting and investment power with their respective spouses as to those shares jointly owned.

(3) Includes 30,000 shares owned by a partnership in which Mr. Oshman has a 97% income interest. Mr. Oshman has the power to vote these shares and the power to direct their disposition and he claims beneficial ownership as to 97% of the shares.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Exchange Act requires that the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's common stock (i.e., insiders) file reports of ownership and changes in ownership of the Company's equity securities with the Securities and Exchange Commission and the New York Stock Exchange and furnish the Company with copies of such reports. On August 27, 2002, the SEC adopted final rules under the Exchange Act implementing the two-business-day filing requirement mandated by the Sarbanes-Oxley Act of 2002 for certain stock transactions by the Company's insiders. The new filing requirements apply to transactions that occur on or after August 29, 2002. Based on its review of copies of these reports, the Company believes that during 2002 all directors and officers filed on a timely basis all reports required of them, except that the following directors and officers each filed one late report with respect to stock option grants under the Company's Compensation Plan for Nonemployee Directors and Employee Stock Option Plan that occurred on December 19, 2002:

Directors:     Kathleen Foley Feldstein, Thomas P. Gerrity, Patricia Mitchell,
               M. Kenneth Oshman, Randall L. Tobias, Gonzalo F. Valdes-Fauli and
               John E. Warnock

Officers:      Marshall Anstandig, Jerry Ceppos, Mary Jean Connors, Arden
               Dickey, Gary R. Effren, Virginia Dodge Fielder, Steven Hannah,
               Polk Laffoon, Tally Liu, Larry D. Marbert, Larry Olmstead, Mike
               Petrak, Margaret Randazzo, P. Anthony Ridder, Steven B. Rossi,
               Hilary Schneider, Steven J. Stein, Joseph Visci and Gordon Yamate

                         Item 1: Election of Directors

How is the Board structured?

     The Company's Board of Directors is divided into three classes, generally serving staggered three-year terms so that the term of one class expires at each annual meeting. The Company's Board of Directors currently consists of twelve directors. Upon the retirement of Barbara Barnes Hauptfuhrer and John Weinberg, whose terms expire at the 2003 Annual Meeting, the size of the Board will be reduced to ten directors. Four directors will be elected at this year's annual meeting, three to hold office until the 2006 Annual Meeting of Shareholders and one to hold office until the 2005 Annual Meeting of Shareholders. The other six directors who were elected at prior annual meetings will continue to serve for their respective terms.

Who is nominated to stand for election?

     The individuals nominated by the Board of Directors to stand for election at the 2003 Annual Meeting for three-year terms are Ronald D. Mc Cray, Patricia Mitchell and M. Kenneth Oshman. The Board has also nominated Vasant Prabhu (who filled a vacancy created by the resignation of James I. Cash in December 2002) to stand for election at the 2003 Annual Meeting for a two-year term. Barbara Barnes Hauptfuhrer and John Weinberg, whose terms expire at the 2003 Annual Meeting, are not standing for re-election. Therefore, shareholders will only vote on three nominees for terms expiring in 2006 and one nominee for a term expiring in 2005.

How will proxies be voted?

     Proxies will be voted for the election of the four nominees of the Board of Directors unless instructions are given to withhold authority to vote for one or more of the nominees.

     Although it is not contemplated that any nominee will decline or be unable to serve, the shares will be voted by the proxyholders in their discretion for another person should that occur, but the proxies may not be voted for a greater number of persons than four.

     The Board of Directors recommends that shareholders vote FOR each of the following nominees.

             Nominees for Election for Three-Year Terms Ending 2006

[PHOTO]   RONALD D. MC CRAY, age 45                          Director since 2003
          Vice President/Associate General Counsel and Secretary
          Kimberly-Clark Corporation

          Mr. Mc Cray has served as Vice President/Associate General Counsel and Secretary of Kimberly-Clark Corporation, a global producer of consumer products including tissue, personal care and health care products, since 2001. Mr. Mc Cray has held a variety of positions with Kimberly-Clark since 1987, including Vice President/Chief Counsel and Secretary from 1999-2001, Vice President and Chief Counsel (Neenah Operations Headquarters) from 1996-2001 and Senior Counsel from 1993-1996.

[PHOTO]   PATRICIA MITCHELL, age 60                          Director since 2002
          President and Chief Executive Officer
          Public Broadcasting Service

          Ms. Mitchell has served as the President and Chief Executive Officer of the Public Broadcasting Service, a private, nonprofit corporation whose members are American public television stations, since March 2000. Prior to that she served as President of CNN Productions and Time Inc. Television at Time Warner from 1992 to 2000. Ms. Mitchell serves as a director of Bank of America Corporation and is a member of the Board of Trustees of the Sundance Institute and the Women's Leadership Advisory Council of the Kennedy School of Government.

[PHOTO]   M. KENNETH OSHMAN, age 62                          Director since 1996
          Chairman and Chief Executive Officer
          Echelon Corporation

          Mr. Oshman has served as Chairman and Chief Executive Office of Echelon Corporation, a developer of control network technology and products, since 1989. Mr. Oshman co-founded Rolm Corporation in 1969 and served as Chief Executive Officer, President and Director until Rolm's merger with IBM in 1984. From 1984 to 1986, Mr. Oshman served as a vice president of IBM. He is also a director of Sun Microsystems, Inc.

              Nominee for Election for Two-Year Term Ending 2005

[PHOTO]   VASANT PRABHU, age 43                              Director since 2003
          Executive Vice President/Chief Financial Officer and President/E-commerce
          Safeway, Inc.

          Mr. Prabhu has served as Executive Vice President/Chief Financial Officer and President/E-Commerce of Safeway, Inc., a food and drug retailer, since 2000. Previously, Mr. Prabhu served as President/Information and Media Group at McGraw-Hill Companies from 1998-2000, and served in various finance roles at PepsiCo, Inc. from 1992-1998.

                   Directors Continuing in Office Until 2005

[PHOTO]   P. ANTHONY RIDDER, age 62                          Director since 1987
          Chairman of the Board and Chief Executive Officer
          Knight Ridder

          Mr. Ridder has served as Chief Executive Officer and Chairman of Knight Ridder since 1995, as President of the Company from 1989 to 1995, and as President of the Newspaper Division of the Company from 1986 to 1995. Mr. Ridder joined the San Jose Mercury News in 1964, served as General Manager from 1975 until 1977 and Publisher from 1977 to 1986. Mr. Ridder is a director of the Associated Press and Newspaper Association of America and is a member of the Board of Trustees of the University of Santa Clara and the Advisory Board of the Graduate School of Business at Stanford University.

[PHOTO]   RANDALL L. TOBIAS, age 61                          Director since 1994
          Chairman Emeritus
          Eli Lilly and Company

          Mr. Tobias has been Chairman Emeritus of Eli Lilly and Company, a pharmaceutical research and manufacturing company since 1999. He served as Chairman and Chief Executive Officer from 1993 to 1999. Mr. Tobias served as Vice Chairman of the Board of AT&T from 1986 to 1993. He is also a director of ConocoPhillips, Kimberly-Clark Corporation, Interactive Intelligence, Inc., and Windrose Medical Properties Trust and is a Trustee of the Colonial Williamsburg Foundation.

[PHOTO]   JOHN E. WARNOCK, age 62                            Director since 2001
          Co-Chairman
          Adobe Systems, Inc.

          Mr. Warnock is a founder of Adobe Systems, Inc., a developer of software solutions for network publishing, and has served as Chairman since 1989. Since 1997, Mr. Warnock has shared the position of Chairman with Charles M. Geschke. Mr. Warnock served as Chief Executive Officer of Adobe Systems, Inc. from 1982 through December 2000 and Chief Technical Officer from December 2000 to March 2001. Mr. Warnock is a director of Salon Media Group, Inc. and a member of the Board of Trustees of the American Film Institute and Folger Shakespeare Library.

                   Directors Continuing in Office Until 2004

[PHOTO]   KATHLEEN FOLEY FELDSTEIN, age 62                   Director since 1998
          President
          Economics Studies, Inc.

          Ms. Feldstein has served as President of Economics Studies, Inc., a private consulting firm, since 1987. She serves as a director of Bank of America Corporation, Bell South Corporation, and Ionics Corporation. She is also a Trustee of the Committee for Economic Development, the Museum of Fine Arts, Boston and McLean Hospital.

[PHOTO]   THOMAS P. GERRITY, age 61                          Director since 1998
          Professor of Management and Operations and Information Management
          The Wharton School

          Mr. Gerrity has served as Professor of Management at the Wharton School of the University of Pennsylvania since 1990 and Dean from 1990 to 1999. Mr. Gerrity serves as a director of CVS Corporation, Fannie Mae, Sunoco and Internet Capital Group, Inc. He is also a Trustee of Morgan Stanley Institutional Funds.

[PHOTO]   GONZALO F. VALDES-FAULI, age 56                    Director since 1992
          Retired Vice Chairman
          Latin America Barclays Group

          Mr. Valdes-Fauli is a Retired Vice Chairman of Barclays Group (Latin America), an international banking firm. Mr. Valdes-Fauli served as Vice Chairman (and as a member of the Management Committee of Barclays Capital) from January 2001 to June 2001, and as Chief Executive Officer (and as a member of the Management Committee of Barclays Capital) from 1988 to January 2001. He is a director of Blue Cross/Blue Shield of Florida and Hemisphere National Bank, and is Chairman of the Board of Directors of Broadspan Capital, LLC. Mr. Valdes-Fauli is also a Member of the Management Committee, Barclays Capital and a Trustee of the University of Miami.

Board Committees and Attendance

     In 2002, the Board of Directors met five times. During fiscal year 2002, each of the nominees for election at the Annual Meeting and each of the continuing directors attended at least 75% of the meetings of the Board and of the committees of the Board on which he or she served, with the exception of Messrs. Mc Cray and Prabhu who joined the Board effective January 1, 2003, and Mr. Tobias who missed a regularly scheduled meeting of the Board due to illness and a short telephonic special meeting confirming, among other things, a Board appointment. The Board currently has four active standing committees:
Nominating, Compensation and Corporate Governance, Environmental Affairs and Audit. All of these committees are comprised of nonemployee directors, except the Environmental Affairs Committee on which Mr. Ridder, the Company's Chairman and Chief Executive Officer, serves.

     The Nominating Committee reviews the composition of the Board and recommends changes in its membership as needed. The committee will also consider qualified candidates recommended by shareholders if such recommendations are submitted in accordance with the procedures set forth under the caption "How do I nominate a director of Knight Ridder?" on page 4. The committee members are Barbara B. Hauptfuhrer, Chairman, Kathleen Foley Feldstein, Thomas P. Gerrity and M. Kenneth Oshman. The committee met twice in 2002.

     The Compensation and Corporate Governance Committee administers the Company's incentive compensation plans and its stock option plans, including the review and grant of stock options to all eligible employees and directors. In addition, the committee reviews and approves the salary, bonus and other benefits of the senior executive officers of the Company. The committee also reviews and reports to the Board on matters of corporate governance, i.e., the relationships of the Board, the shareholders and management in determining the direction and performance of the Company. The Company is currently implementing changes to its corporate governance policies and practices as a result of the adoption of the Sarbanes-Oxley Act of 2002 (the "Act") and the new corporate governance standards for listed companies proposed by the New York Stock Exchange (the "NYSE"). Although many of the requirements of the Act will be phased in over time and the proposed changes to the NYSE listing standards are not yet effective, the Company already complies with a number of the new requirements, including requirements regarding:

     o Corporate Governance Principles. The Board of Directors adopted corporate governance guidelines in 1994 and is in the process of updating those guidelines.

     o Director Independence. With the exception of Mr. Ridder, the Company's Chairman and Chief Executive Officer, the Board of Directors is comprised of independent directors. Also, the Company's Audit and Compensation and Corporate Governance Committees are comprised solely of independent directors.

     o Code of Ethics. The Company has had a code of ethics in place for a number of years that applies to the Company's Chairman and Chief Executive Officer, senior financial officers and other officers and key employees.

     The Compensation and Corporate Governance committee members are Randall L. Tobias, Chairman, Barbara B. Hauptfuhrer, M. Kenneth Oshman and John L. Weinberg. The committee met five times in 2002.

     The Environmental Affairs Committee oversees the policies of the Company designed to carry out the Company's commitment to preserving the natural environment of the communities it serves and the safety of its workplaces. The committee members are Thomas P. Gerrity, Chairman, P. Anthony Ridder, Randall
L. Tobias and Gonzalo F. Valdes-Fauli. The committee met once in 2002.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities and reviewing the Company's audit process, financial reporting function, systems of internal controls and compliance programs. To that end, the committee reviews the activities of the internal audit staff, the independent auditors' report and the qualifications, performance and independence of the independent auditors, and makes recommendations to the Board on those matters. Both the internal and the independent auditors have free access to the committee and, from time to time, the committee directs them to carry out special assignments. The Audit Committee operates under a written charter that was approved and adopted by the Board. The committee members are Gonzalo F. Valdes-Fauli, Chairman, Kathleen Foley Feldstein, Vasant Prabu and John Warnock. The Board of Directors has determined that all of the members of the committee meet the independence and financial literacy requirements of the New York Stock Exchange listing standards. Also, as the Company continues to implement the requirements of the Act and the proposed changes to the NYSE listing standards, the Company expects that the Board will determine that Messrs. Prabhu and Warnock qualify as "audit committee financial experts," as defined by the SEC. The committee met five times in 2002. The following is a report of the Audit Committee for fiscal year 2002.

                             -----------------------

                          Report of the Audit Committee

                             -----------------------

What are the responsibilities of the Audit Committee?

     The Company's management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing principles and for issuing a report thereon. Pursuant to the Audit Committee's charter, the Audit Committee is responsible for assisting the Company's Board of Directors in fulfilling its oversight responsibilities and reviewing the Company's audit process, financial reporting function, systems of internal controls and compliance programs.

How does the Audit Committee carry out these responsibilities?

     In fulfilling its responsibilities, the Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 29, 2002 and met with both management and the Company's independent auditors, Ernst & Young LLP, to discuss those financial statements. Management and Ernst & Young LLP have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has received from and discussed with Ernst & Young LLP its written disclosure and letter regarding its independence from the Company as required by Independence Standards Board Standard No. 1. The Audit Committee has also determined that the provision of other non-audit services by Ernst & Young LLP is compatible with maintaining the auditor's independence. The Audit Committee has also discussed with Ernst & Young LLP any matters required to be discussed by Statement on Auditing Standards No. 61.

     Based upon these reviews and discussions, the Audit Committee has recommended to the Board that the Company's audited financial statements for the fiscal year ended December 29, 2002 be included in the Company's Annual Report on Form 10-K for the year ended December 29, 2002. The Audit Committee has also recommended, subject to shareholder ratification, the selection of Ernst & Young LLP as the Company's independent auditors for fiscal year 2003.

                                          The Audit Committee


                                          Gonzalo F. Valdes-Fauli, Chairman
                                          Kathleen Foley Feldstein
                                          Vasant Prabu
                                          John Warnock

Director Compensation

     Currently, nonemployee directors receive an annual retainer of $40,000. Half of this retainer is paid in stock, and a director may choose to receive the balance in cash or stock. The annual retainer fee is paid in equal quarterly installments. Employee directors do not receive any compensation for serving as a member of our Board of Directors.

     Nonemployee directors receive a fee of $1,500 for each Board meeting and meeting of shareholders and $1,000 for each committee meeting attended. Each nonemployee director who chairs a committee receives an annual fee of $5,000. The Company also reimburses directors for travel and other expenses incurred in attending meetings. Directors are also eligible to enter into individual agreements to defer with interest all or a portion of the fees payable to them until such later dates as may be provided in the agreements.

     Every December, each nonemployee director is granted an option to purchase 4,000 shares of the Company's common stock at the fair market value of the Company's common stock on the date the option is granted. As described more fully under the caption "Item 3: Amendment to the Company's Compensation Plan for Nonemployee Directors" beginning on page 13, options have a term of 10 years and vest at a rate of one third per year.

     Directors who have never been employed by the Company and who were age 65 or older on July 1, 1996 are eligible to receive an annual lifetime benefit commencing upon retirement from the Board with at least five years of service (or, if disabled, following at least two years of service). The benefit ranges from 50% of the annual retainer fee for directors who retire after five years of service to 100% of the annual retainer fee for directors who retire with 10 or more years of service.

     Directors who have never been employed by the Company and were under age 65 on July 1, 1996 or became a director after July 1, 1996, participate in a program under which they are credited annually with 600 phantom shares of the Company's common stock. Their phantom share accounts are credited with dividend equivalents and the accounts are paid in cash in a lump sum upon termination of Board service.

Compensation Committee Interlocks and Insider Participation

     During 2002, the Compensation and Corporate Governance Committee was comprised of the following five nonemployee directors: Randall L. Tobias, Chairman, James I. Cash, Jr. (who resigned from the Board in December 2002), Barbara B. Hauptfuhrer, M. Kenneth Oshman and John L. Weinberg. No member of the Compensation and Corporate Governance Committee served as an officer or employee of the Company or any of its subsidiaries during 2002. In addition, during 2002, no executive officer of the Company served as a director or as a member of the compensation committee of a company, one of whose executive officers served as a member of the Compensation and Corporate Governance Committee or as a director of the Company.

Certain Relationships and Related Transactions

     From time to time, Knight Ridder and its subsidiaries engage in transactions with companies where one of the Company's executive officers or directors or a member of his or her immediate family has a direct or indirect interest. All of these transactions, including those described below, are in the ordinary course of business and at competitive rates and prices.

     Vasant Prabhu, a member of the Company's Board of Directors, is Executive Vice President/Chief Financial Officer and President/E-commerce of Safeway, Inc. Safeway purchases advertising from certain of the Company's newspapers.

     John L. Weinberg, a member of the Company's Board of Directors, is a senior advisory director of The Goldman Sachs Group, Inc. and former Director and Senior Chairman of Goldman, Sachs & Co., an investment banking firm that regularly performs services for the Company, such as acting as a financial advisor, serving as principal or agent for the Company in the purchase and sale of securities and the acquisition or sale of certain businesses of the Company. In the future, Goldman, Sachs & Co. may be called upon to provide similar or other services for the Company.

     Gonzalo F. Valdes-Fauli, a member of the Company's Board of Directors, is a former Vice Chairman and former Chief Executive Officer of Barclays Group (Latin America), an affiliate of Barclays Bank plc, which is one of the Company's lenders and provides certain pension management services to the Company.

     In addition, Peter B. Ridder, President and Publisher of The Charlotte Observer, is a brother of the Company's Chairman and Chief Executive Officer,
P. Anthony Ridder, and Par Ridder, President and Publisher of the San Luis Obispo Tribune, is the son of P. Anthony Ridder. In 2002, the Company paid Peter B. Ridder and Par Ridder aggregate compensation of $403,057 and $251,585 respectively.

          Item 2: Ratification of Appointment of Independent Auditors

     The Audit Committee of the Board has recommended and we have appointed Ernst & Young LLP, Independent Certified Public Accountants, to examine the books and accounts of the Company for the year 2003, and we are asking shareholders to ratify our selection. Ernst & Young LLP has served as the Company's independent auditors since 1951. Representatives of Ernst & Young LLP will be present at the meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions from shareholders.

     For the fiscal year ending December 29, 2002, fees for professional services provided by Ernst & Young LLP were as follows:

                                             2002            2001
                                         ----------      ----------
    Audit Fees (1) ..................    $1,079,000      $  911,000
    Audit-Related Fees (2) ..........       527,000         333,000
    Tax (3) .........................        71,000         175,000
    All Other Fees ..................            --              --
                                         ----------      ----------
    Total ...........................    $1,677,000      $1,419,000
                                         ==========      ==========

------------
(1) Includes fees associated with the annual audit of the Company's consolidated financial statements, reviews of the Company's quarterly reports on Form 10-Q and fees related to regulatory filings.

(2) Audit-related services principally include assistance related to the adoption of new accounting and reporting standards, audits of the Company's benefit plans, and separate audits of subsidiaries and affiliated entities not required by statute or regulations.

(3)  Includes tax compliance, tax advice and tax planning.

     The Audit Committee has determined that the non-audit services provided by Ernst & Young LLP are compatible with maintaining the auditor's independence.

     The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Ernst & Young LLP.

 Item 3: Amendment to the Company's Compensation Plan for Nonemployee Directors

     At the Annual Meeting, we are asking shareholders to approve an amendment to our Compensation Plan for Nonemployee Directors (the "Plan") to reserve an additional 200,000 shares of the Company's common stock for future grants under the Plan. As of February 28, 2002, only 20,639 shares of the Company's common stock were available for issuance under the Plan. A brief summary of the Plan is set forth below.

What is the Compensation Plan for Nonemployee Directors?

     The Plan, originally adopted by the Company in 1997, is designed to enable the Company to attract and retain qualified nonemployee directors. In accordance with the Plan, eligible nonemployee directors are entitled to receive an annual retainer fee, payable half in stock and, at the election of the director, half in cash or stock, board meeting and committee meeting attendance fees, nonqualified stock options to purchase shares of the Company's common stock, and for certain directors, phantom shares and retirement benefits. For a detailed description of these benefits, see the caption "Director Compensation" beginning on page 11.

Why are we making this proposal?

     The maximum number of shares of common stock that may be issued pursuant to awards of retainer shares and stock option awards under the Plan is fixed at 200,000 (not including the proposed amendment to the Plan). Over the past 5 years, approximately 181,673 shares (net of canceled or terminated shares) have been awarded or are subject to outstanding stock option awards. Currently, only 20,639 shares are available for future awards under the Plan. We believe that the Plan has been an important factor in attracting and retaining nonemployee directors and that continuation of this program is important for the Company to remain competitive. Therefore, subject to stockholder approval, we amended the Plan to make available for grant an additional 200,000 shares of the Company's common stock. In light of historical usage and expected future grants, we believe that this increase, together with current available shares, will be sufficient to meet the Company's projected needs through 2006.


Who is eligible to receive awards under the Plan?

     Only nonemployee directors of the Company are eligible to receive awards under the Plan.

How is the Plan administered?

     The Board of Directors administers this Plan. The Board has the authority to interpret the Plan and related documents, and to adopt rules for the Plan. All interpretations or other action taken by the Board is final and binding on all directors.

When does the Compensation Plan for Nonemployee Directors expire?

     The Plan does not have an expiration date, but all options granted under the Plan must expire no later than 10 years from the date of grant.

How are shares issued under the Plan?

     Under the Plan, there are two methods by which a nonemployee director may be issued shares of the Company's common stock. In December of each year, all nonemployee directors receive an option to purchase 4,000 shares at the fair market value of the Company's common stock on the date of grant. In addition, all nonemployee directors receive an annual retainer of $40,000. Half of the annual retainer fee is paid in stock and the remaining balance is paid in cash or stock at the election of each director.

When do options vest and at what price are options exercised?

     Options vest in three equal installments over a three-year period from the date of grant. A director may exercise vested options: (1) while the optionee serves a director; (2) within five years after termination of service due to disability or retirement; (3) the earlier of three years after death or five years after termination of service if a director dies while serving on the board or during the five year period after leaving the board due to retirement or disability; or (4) within three months after an optionee ceases to be a director for any other reason. An option may be exercised at a price which is not less than the fair market value (i.e., market price) of the underlying shares on the date the options are granted. Payment is required upon exercise of an option. Payment may be made in cash or by delivery to the Company of shares of the Company's common stock or a combination of cash and shares.

Are adjustments made under the Plan for a stock split or similar event?

     The Plan provides for equitable adjustments in the number of shares available under the Plan, the number of shares subject to options and the exercise price of outstanding options, in the event of stock dividends, recapitalizations, stock splits or combinations or exchanges of shares by merger, consolidation or other similar event.

Can the Plan be amended?

     The Board of Directors has the right to terminate, modify, suspend or amend the Plan at any time, provided, however, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule. Termination of the Plan, however, will have no effect on previously granted stock options.

Does the Plan have any federal income tax consequences?

     The following is only a brief summary of the U.S. federal income tax consequences of the receipt of stock options and shares under the Plan. This summary is not exhaustive and does not discuss state and local tax laws which may differ from the federal tax law, or federal estate, gift and unemployment tax laws.

   Annual Retainer Fee

     Directors recognize ordinary income in the amount of the cash they receive as payment of the annual retainer fee plus the fair market value of the shares they receive, if any, as part of the annual retainer fee. Any gain or loss recognized when a director later disposes of the shares will generally be capital gain or loss. Generally, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that the holder of an option recognizes ordinary income.

   Grant of Stock Options

     The grant of a stock option under the Plan is not a taxable event.

   Exercise of Stock Options

     When a director exercises an option granted under the Plan, the difference between the exercise price and the fair market value of the shares on the date of exercise will be taxable as ordinary income to the director. Any gain or loss recognized when the director later disposes of the shares will generally be capital gain or loss. Generally, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that the holder of an option recognizes ordinary income.

Benefits Under the Plan

     The benefits or amounts that nonemployee directors may receive under the Plan, in accordance with past practice, are determined by the Compensation and Corporate Governance Committee and are not currently determinable. Only one portion of such benefits or amounts is determined under a formula. All nonemployee directors receive in December of each year of service an option to purchase 4,000 shares at the fair market value of the Company's common stock on the date of grant. Assuming the number of nonemployee directors is nine (the number of nonemployee directors following the Annual Meeting), the aggregate number of shares subject to such options in 2003 would be 36,000.

     The Board of Directors recommends that shareholders vote FOR the amendment to the Compensation Plan for Nonemployee Directors.

                         Item 4: Shareholder Proposal

     Ms. Lynne Dennis, 3104 El Paseo, Alameda, California, owner of 103 shares of the Company's common stock, has informed the Company that she intends to present the following resolution at the Annual Meeting and has submitted the following supporting statement of her reasons:

     "RESOLVED: That the shareholders of Knight Ridder Inc. ("Knight Ridder") ask the board of directors to adopt and implement a policy that the cost of employee and director stock options be recognized as an expense in Knight Ridder's income statement.

     SUPPORTING STATEMENT: The use of stock options to compensate employees and directors has exploded recently. According to Pearl Meyer & Partners, 62% of director compensation is now in the form of stock, with stock options eclipsing stock grants for the first time in 2001. In 2001, Knight Ridder CEO P. Anthony Ridder received cash compensation of $935,720, while the stock options he received were valued at $1,595,805.

     The rapidly growing use of options sometimes granted pursuant to plans that were not approved by shareholders has resulted in significant dilution of shareholder interests. The Investor Responsibility Research

Center reported that in the S&P 500, average dilution in 2001 as measured by overhang was 13.5 percent, up from 13.1 percent in 2000.

     Stock options are an important part of Knight Ridder executives' compensation. Knight Ridder has chosen not to expense stock options, but rather discloses the effect on earnings per share in a footnote to its financial statements, as permitted by FAS 123.

     We believe that expensing stock options provides the most accurate information to shareholders and the public about the true cost of this form of compensation to a company. Standard & Poor's agrees: In 2002, it began calculating a "core earnings" figure that treats options as an expense. According to an October 24, 2002 press release, expensing options trimmed $5.21 in EPS from the $26.74 as reported EPS for the S&P 500. Well-respected members of the finance and investment community, including Warren Buffett, Alan Greenspan and Paul Volcker, have called for options to be expensed.

     Many knowledgeable observers believe that the accounting treatment of fixed stock options has contributed greatly to their overuse. A report of The Conference Board's Commission on Public Trust and Private Enterprise said "excessive" use of stock options has been encouraged by the fact that they are not charged against earnings. The Commission also blamed the use of stock options and other equity-based compensation for providing an "enormous incentive to manage companies for short-term stock price gains." We believe that requiring options to be expensed will cause companies to be more circumspect in their use of option compensation.

     As of October 25, 2002, 68 companies had elected to expense stock options, including Amazon.com, AT&T, and General Electric, according to Standard & Poor's. In our view, this decision demonstrates a commitment to transparency, and we encourage Knight Ridder to follow suit.

     We urge shareholders to vote for this proposal.

                             Management's Response

     The Board of Directors recommends that shareholders vote AGAINST the shareholder proposal.

     The Company shares the shareholder proponent's concerns regarding the transparency of costs to the Company. However, the accounting method that requires stock options to be expensed is seriously flawed and, because it is neither required by applicable law or current financial accounting standards, nor consistent with prevailing industry practices, creates additional disclosure problems. For the reasons set forth below, the Company believes that the current accounting method for expensing stock options is not an appropriate means to achieve transparency of its financial disclosures.

     To be sure, the Company absolutely complies with all applicable laws and accounting rules and standards adopted by the Financial Standards Accounting Board (the "FASB"), the independent organization that establishes rules and standards of financial accounting and reporting in the U.S., in reporting equity compensation.

     The Company believes that requiring the grant of stock options to be expensed raises serious problems of fairness and accuracy, including the following:

     o The current method for expensing options, "fair value"-based accounting, improperly treats options the same as corporate cash expenses. However, there is no cash impact when the options are granted -- options do not take cash out of the company or reflect the cost or "expensing" of any asset. Knight Ridder accounts for the dilutive effect of such options in the equity tables, where the "estimated" cost of such options is reflected. The Company manages such dilutive effect with a stock repurchase program.

     o Expensing stock options at the time of grant assumes that the shares underlying the options will appreciate in value over the term of the option. "Fair value" accounting currently requires the expensing of the "estimated value" of an option when in fact that option may never be exercised, whether due to termination of the optionholder's employment, a down market or otherwise. What is being expensed is not actual cost at all, but a mere guess of the "fair" value.

     o Requiring a company to record an expense for a stock option can result in a double hit to earnings. When the fair market value of the shares underlying the stock option exceeds the exercise or "strike" price of the option (i.e., they are "in the money"), such additional shares become outstanding for purposes of calculating EPS, diluting the earnings across a greater number of outstanding shares. Thus, the dilutive impact on earnings for stock options is already reflected in the EPS calculation, and further expensing of the option unduly magnifies the impact on earnings.

     o The current methods for valuing options requires the input of highly subjective assumptions, such as expected price volatility and the "average life of the option," where small changes in these variables can produce dramatic and irrational swings in valuation. Such pricing was designed for short-term, exchange-traded options, not options having the characteristics of those granted to employees (e.g., long-term, illiquid options).

     The Company disagrees that stock options have been overused. These plans have served as a powerful tool in aligning employee and shareholder interests and, as a whole, have been good for investors and employees alike.

     The Company's choice to account for options in footnoted equity tables also reflects the fact that it is the predominant method adopted by the Company's peer companies and the overwhelming majority of U.S. public companies in reporting stock-based compensation. The Company strongly believes that requiring it to adopt an accounting practice that is not consistent with prevailing industry practice would result in inaccurate and misleading disclosure when the Company is compared to other companies that do not report stock-based compensation in the same manner.

     Although advocates of expensing stock options are well-intentioned and clearly believe that it would increase the transparency of financial disclosure, the Company disagrees. Not only is there no consensus as to how stock options should be valued, but each of the current methods may yield a different outcome. Yet all have the same unproductive result: The options become a rather arbitrary and unexplained expense lumped in with other operating expenses. In combination, they make the earnings statement far less clear than it might be and -- the Company submits -- inaccurate.

     The Company supports fair and accurate accounting standards that are consistently applied to its peer companies, where comparisons are made on an "apples to apples" basis. It will certainly comply with rules to expense stock options if and when that accounting treatment becomes mandatory. The Company would prefer that better tools for measuring the cost of stock options be developed. And, above all, the practice must be consistent among the Company's peer companies.

     For these reasons, the Board recommends that shareholders vote AGAINST the shareholder proposal.

Executive Compensation

            ------------------------------------------------------

                        Report on Executive Compensation

            by the Compensation and Corporate Governance Committee

            ------------------------------------------------------

     The Compensation and Corporate Governance Committee of the Board administers the Company's executive compensation program. The members of the committee are independent, nonemployee directors. The Compensation and Corporate Governance Committee has furnished the following report on executive compensation for 2002:

What is our executive compensation philosophy?

     We firmly believe that the interests of the Company and its employees are inseparable. In support of that principle, the Compensation and Corporate Governance Committee has designed the Company's executive compensation program to support what we believe to be an appropriate relationship between executive pay and the creation of shareholder value. To promote Company performance, we link a significant portion of executive compensation to the Company's operating results. The objectives of our program are:

     o To align the interests of executives with the long-term interests of shareholders through awards whose value over time depends upon the performance of the Company's common stock;

     o To provide compensation comparable to that offered by other companies in our industry, enabling the Company to attract, retain and motivate talented executives who are critical to the Company's long-term success;

     o To motivate key executives to achieve strategic business initiatives and to reward them for their achievement; and

     o    To set guidelines for substantial stock ownership by executives.

What are the elements of executive compensation?

     We compensate our executives principally through base salary, annual bonus, long-term incentive awards and stock options. In this way, a significant portion of the value ultimately realized by the executives, including the Chairman and Chief Executive Officer, will depend upon the Company's performance and can be considered "at risk."

     Our executives participate in a retirement plan, health plan, 401(k) plan and other voluntary benefit plans that we make available to all employees generally. Among these are relocation benefits, such as temporary living expenses. One-time relocation bonuses are sometimes provided to employees to assist with miscellaneous moving expenses and help compensate for housing differentials. We also provide our executives with a voluntary deferred compensation arrangement, which is similar to those typically offered to executives by the companies with which we compete for talent.

How did we determine base salaries for 2002?

   In General

     The Compensation and Corporate Governance Committee establishes senior executive salaries based on our review of the executive's performance and compensation history, and information on salary levels at comparable companies.

     On December 12, 2001, due to severe economic conditions affecting the Company, the Company's management submitted a proposal which the Compensation Committee approved to suspend salary increases for all corporate officers and employees throughout the company whose current salary level was $200,000 or above. Therefore, no merit increases were granted to top executives during 2002, including the Chief Executive Officer.

   Comparative Data

     Nevertheless, we felt it prudent to conduct a competitive compensation analysis for the top five executives. We reviewed comparative data prepared by both the Company's senior human resources officer and by iQuantic-Buck, the Compensation and Corporate Governance Committee's outside consultant for executive compensation.

     The comparison group we chose for compensation purposes (the "Comparison Group") consisted of Dow Jones & Company, Inc., Gannett Co., Inc., The New York Times Company and Tribune Company, our competitors in the newspaper industry. The index we chose for our performance graph was the S&P Publishing and Printing Index. This is the publicly available index that we found best corresponded to our business and included the greatest number of companies in the Comparison Group. The performance graph follows this Report.

     We obtained data for the Comparison Group from a number of sources, including proxy statements, publicly available information and surveys by consulting firms. We used this comparative data to review the compensation levels for the Company's executives.

   Base Salaries of Executive Officers

     As explained above, due to the severe economic conditions facing the Company in 2002, the base salary for each named executive officer remained at 2001 levels as reported in the Summary Compensation Table that follows this Report.

   Base Salary of the Chief Executive Officer

     Mr. Ridder's base salary remained at his 2001 level of $940,500 during 2002.

How did we determine bonuses for 2002?

   Annual Incentive Plan

     We award cash bonuses under the Company's Annual Incentive Plan (the "Plan"). Under the Plan, participants are eligible for cash bonuses ranging from 25% of salary in the case of participants whose annual salary is less than $50,000 to 50% in the case of those whose salary exceeds $250,000, and 70% for the Chairman and Chief Executive Officer. Thirty-five percent of an executive's bonus potential was tied in 2002 to specific non-financial objectives for the Company that were established at the beginning of 2002. Sixty-five percent of the bonus potential was tied to financial performance. (For corporate participants, it was the financial performance of the Company on a consolidated basis compared to budget; and for newspaper and Knight Ridder Digital participants, it was the financial performance of the individual business unit compared to its budget.) For 2002, the measure of financial performance was operating profit.

     Under the Company's Annual Incentive Plan, the Company and each of its business units establish budgeted financial goals and certain non-financial goals at the beginning of each year, subject to approved adjustments during the year. If the Company (or a newspaper) meets its financial budget, the executive receives 100% of that part (65%) of the potential bonus tied to financial performance. If operating profit is above or below budget, then the financial awards paid to Plan participants ranges from 0% of the targeted bonus (in the case of financial performance equal to 90% of budget) to 300% of the targeted bonus (if the budget is exceeded by more than 20%). In order to achieve a payout under the Plan greater than 200%, two criteria must be met: business unit operating profit must be at least 12% above prior year; and business unit operating profit must exceed Year 2000 levels. Plan participants may elect to defer any portion of their bonus to a later year.

   Bonuses for Executive Officers

     The Committee awarded bonus compensation for 2002 to each executive based on the Company's operating profit as compared to budget and upon an assessment of the Company's performance against the non-financial goals on a consolidated basis. The bonus for each of the named executive officers is set forth in the Summary Compensation Table that follows this Report.

   Bonus for the Chief Executive Officer

     In 2000, Mr. Ridder began participating in the Company's Annual Incentive Plan. Although Mr. Ridder had not participated in the Plan in the past, we had for a number of years considered in part the criteria that would have been applicable to him had he been a Plan participant. In 2002, Mr. Ridder's bonus target was set at 70% of his salary, based on advice from iQuantic-Buck, the Compensation and Corporate Governance Committee's outside consultant for executive compensation, and the Committee's own judgment.

What is our position on the deductibility of executive compensation?

     Provisions of federal tax law deny a company a tax deduction to the extent certain executives' total compensation (excluding certain categories of "performance based" compensation) exceeds $1,000,000 in any year. At the 2000 Annual Meeting, shareholders of the Company approved certain amendments to the material terms of the Company's Annual Incentive Plan to ensure that compensation paid by the Company to executive officers pursuant to the Plan would be deductible by the Company for federal income tax purposes.

What were the long-term incentive awards in 2002?

   In General

     Long-term incentives consist of stock options and Long-Term Incentive Plan awards. Both types of awards serve to focus executive attention on the long-term performance of the Company.

   2002 Stock Option Grants

     Under the terms of the Company's Employee Stock Option Plan, the Committee may grant executive officers and other key employees options to purchase shares of the Company's common stock at the fair market value (i.e., market price) at the option grant date. The options granted in 2002 vest in three equal installments over a three-year period from the date of grant and expire 10 years after the date of grant.

     The Plan is designed to permit those executives who contribute to the performance of the Company and the market price of its common stock to benefit along with shareholders from increases in the value of the Company's common stock.

     After reviewing the Company's financial performance and competitive analysis by iQuantic-Buck, we provided in 2002 long-term incentive awards for executives by granting employee stock options. We believe the number of the stock options awarded to each of the senior executives (including Mr. Ridder) was between the median and 75th percentile of recent awards given by companies within the Comparison Group. The number of stock options of the Company awarded to each of the named executive officers is set forth in the Stock Option Grants table that follows this Report.

     Effective June 20, 2002, we approved the termination of the stock option plan of Knight Ridder Digital, a wholly owned subsidiary, and all outstanding stock options (including those granted to each of the named executive officers) under that plan were cancelled.

   Long-Term Incentive Plans

     At the 1997 Annual Meeting, shareholders approved a long-term incentive plan, the goal of which was to consistently deliver a total shareholder return at least in the top half of the companies in the Comparison Group. Under the plan, an executive's ability to receive a stock award was contingent upon and related directly to the total return received by shareholders on their investment in the Company's stock over a three-year period, compared to the return received by holders of stock in the other companies that comprised the S&P Publishing/Newspapers Index. The plan originally covered a three-year performance period from January 1, 1997 through December 31, 1999. The initial performance period ended on December 31, 1999, and no shares vested because the performance target was not achieved. In 2000, the plan was extended for an additional three-year period ending December 31, 2002. The specified performance targets were met and in accordance with the plan, 100% of the shares vested and the Company issued shares to the plan participants (including each of the named executive officers) in January 2003.

     In addition, in January 2003, upon the recommendation of this Committee, the Board approved and adopted a new cash-based long-term incentive plan. Like the plan that expired in 2002, the new plan is intended to motivate and reward executives for achieving total shareholder return ("TSR") equal to or greater than the median TSR of the companies in the Comparison Group. Under the plan, participants are selected to participate in the plan prior to the commencement of a three-year performance period and are eligible to receive a cash award at the end of each performance period if certain specified performance targets are achieved. All of the named executive officers participate in the plan.

What are the Company's stock ownership guidelines?

     To support the Company's desire to increase management stock ownership, the Company has established stock ownership guidelines for all of the Company's executive officers and certain other key employees. The guidelines set what we believe is an appropriate level of ownership of Knight Ridder common stock as a multiple of the executive's annual base salary (based on the market value of the stock). The multiple ranges from five times base salary (in the case of Mr. Ridder), to three times base salary (in the case of corporate senior vice presidents), to two times base salary (in the case of corporate vice presidents and publishers of the Company's largest newspapers). The Company's executive officers and certain other key employees are expected to achieve the applicable level of ownership over a three-year period.

     The Compensation and Corporate Governance Committee believes these guidelines have the positive effect of further aligning the interests of the executives and key employees with that of all shareholders.


                             The Compensation and Corporate Governance Committee


                             Randall L. Tobias, Chairman
                             Barbara Barnes Hauptfuhrer
                             M. Kenneth Oshman
                             John L. Weinberg

Compensation of Executive Officers

     The following table sets forth information regarding the compensation during the past three years of the Chief Executive Officer and each of the other four most highly compensated executive officers in 2002:

                          Summary Compensation Table

                                       Annual Compensation           Long-Term Compensation
                                       -------------------    ------------------------------------
                                                                              Securities
                                                                Restricted    Underlying     LTIP      All Other
                                        Salary      Bonus         Stock         Options    Payouts   Compensation
Name/Principal Position (1)    Year      ($)        ($)(2)    Awards ($)(3)     (#)(4)       ($)        ($)(5)
---------------------------    ----    --------   --------    -------------   ----------   -------   ------------
P. Anthony Ridder ...........  2002    $940,500   $802,825             --       175,000      --      $   16,277
 Chairman and Chief            2001     935,720          0             --       150,000      --          35,264
 Executive Officer             2000     893,846    506,339     $1,912,500       150,000      --          14,439

Steven B. Rossi .............  2002     615,000    374,981             --        90,000      --           8,573
 President/Newspaper           2001     613,250          0             --        90,000      --           7,498
 Division                      2000     531,558    214,803      1,181,250        50,000      --           1,885

Mary Jean Connors ...........  2002     535,000    326,203             --        60,000      --           8,871
 Senior Vice President/        2001     518,533          0             --        50,000      --           5,801
 Human Resources               2000     489,231    197,722      1,080,000        50,000      --           6,206

Gary R. Effren ..............  2002     425,000    259,133             --        60,000      --           6,557
 Senior Vice President/        2001     382,404          0             --        50,000      --           6,021
 Finance and Chief             2000     273,942    110,668        562,500        15,000      --           5,833
 Financial Officer\

Gordon Yamate ...............  2002     420,000    256,085             --        30,000      --           6,500
 Vice President and            2001     407,154          0             --        30,000      --         440,571(6)
 General Counsel               2000     144,615          0        700,000        55,000      --             165

------------
(1) The positions listed below are the principal positions held by each of the named executive officers during fiscal year 2002. Mr. Rossi was promoted to President/Newspaper Division effective February 1, 2001. Mr. Rossi previously served as the Company's Senior Vice President/Operations. Mr. Effren was promoted to Senior Vice President/Finance and Chief Financial Officer effective May 15, 2001. Mr. Yamate was appointed Vice President and General Counsel effective September 5, 2000.

(2) In accordance with a proposal by the Company's management to the Compensation and Corporate Governance Committee, no annual bonuses were awarded to the Company's officers in 2001, including the named executive officers.

(3) Amounts represent the value on the date of grant of shares of unvested, restricted stock granted to the named executive officers pursuant to the Company's 1997 Long-Term Incentive Plan as follows: 33,351.50 shares for Mr. Ridder; 20,599.46 shares for Mr. Rossi; 18,833.79 shares for Ms. Connors; 9,809.26 shares for Mr. Effren; and 12,799 shares for Mr. Yamate. The plan provided that none of the shares would vest unless the Company's total shareholder return ("TSR") was positive and at least equal to the median TSR of the other companies in the S&P Publishing/Newspaper Index during the performance period (January 1, 2000 through December 31, 2002). Upon satisfaction of those conditions, 15% of the shares would vest if Company's TSR was equal to the peer group median and 100% of the shares would vest if the Company's TSR was at the 90th percentile or more of the peer TSR. The performance period ended on December 31, 2002 and 100% of the shares vested. In January 2003, the Company issued the shares and accrued dividends to plan participants.

(4) In addition to the stock option awards listed in this column, in March 2000, the following named executive officers were granted options to purchase shares of common stock of Knight Ridder Digital, a wholly owned subsidiary of the Company, under the Knight Ridder Digital 2000 Stock Option Plan, as follows: 500,000 for Mr. Ridder; 300,000 for Mr. Rossi; 175,000 for Ms. Connors; and 50,000 for Mr. Effren. Also, on May 15,

     2001, Mr. Effren was granted options to purchase 100,000 shares of Knight Ridder Digital common stock, and Mr. Yamate was granted options to purchase 125,000 shares on October 24, 2000. Effective June 20, 2002, the Compensation and Corporate Governance Committee of the Board approved the termination of the Knight Ridder Digital Stock Option Plan and all outstanding options under that plan, including those held by each named executive officer, were cancelled.

(5) The amounts listed for 2002, 2001 and 2000, respectively, represent (i) matching contributions to the named executive officers under the Company's 401(k) Plan as follows: Mr. Ridder, $5,500, $5,100 and $5,100; Mr. Rossi, $6,161, $5,100 and $5,100; Ms. Connors, $6,794, $4,511 and $5,100; Mr.
     Effren, $5,500, $5,100 and $5,100; and Mr. Yamate, $5,484, $0 and $0; and
     (ii) the cost of life insurance on the lives of the named executive officers in 2002, 2001 and 2000, respectively, as follows: Mr. Ridder, $10,777, $10,777 and $9,339; Mr. Rossi, $2,412, $2,398 and $1,885; Ms.
     Connors, $2,077, $1,290 and $1,106; Mr. Effren, $1,057, $921 and $723; and
     Mr. Yamate, $1,016, $990 and $165.

(6) The amount listed for 2001 represents a one-time signing and retention bonus payable on the commencement and the one-year anniversary of Mr. Yamate's employment. The amounts payable in 2000 were deferred to 2001.

     The following table sets forth information on stock options granted in 2002 to the executive officers named in the Summary Compensation Table:

                      Option/SAR Grants In Last Fiscal Year

                                Number of      % of Total
                               Securities     Options/SARs
                               Underlying      Granted to     Exercise or                 Grant Date
                              Options/SARs    Employees in     Base Price   Expiration   Present Value
Name                           Granted (#)   Fiscal Year(%)    ($/share)       Date        ($)(1)(2)
----                          ------------   --------------   -----------   ----------   --------------
P. Anthony Ridder .........     175,000           8.27%         $62.1150    12/19/2012   $ 2,002,752.50
Steven B. Rossi ...........      90,000           4.25           62.1150    12/19/2012        1,029,987
Mary Jean Connors .........      60,000           2.83           62.1150    12/19/2012          686,658
Gary R. Effren ............      60,000           2.83           62.1150    12/19/2012          686,658
Gordon Yamate .............      30,000           1.42           62.1150    12/19/2012          343,329

------------
(1) The "grant date present value" shown is a hypothetical value for the options on the date of grant based upon application of the Black-Scholes model. This model often is used to estimate the market value of transferable options by calculating the probability -- based on the volatility of the stock subject to the option -- that the stock price will exceed the option exercise price at the end of the option term. The assumptions used in calculating the Black-Scholes value of the options were: expected volatility of .0.21; risk-free rate of return of 2.88%; dividend yield of 1.64%; and vesting over a three-year period from the date of grant. Based on this model, the calculated value of each option on December 19, 2002, was $11.4443 per share underlying each option.

(2) The stock options are not transferable. The Black Scholes estimate notwithstanding, an option granted under the Employee Stock Option Plan will have value only if and to the extent the optionee exercises the option at a time when the market price of the Company's common stock is above the market price on the date the option was granted.

     The following table sets forth information on Company stock options exercised in 2002 by the executive officers named in the Summary Compensation Table, as well as the number of unexercised options held by each of them at the end of the 2002:

              Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Option/SAR Values

                                                                   Number of Securities              Value of Unexercised
                                                                  Underlying Unexercised           In-the-Money Options at
                                 Shares           Value        Options at Fiscal Year-End (#)         Fiscal Year-End ($)(1)
                               Acquired on       Realized      ------------------------------    -----------------------------
Name                          Exercise (#)         ($)         Exercisable     Unexercisable     Exercisable     Unexercisable
----                          ------------      ----------     -----------     --------------    ------------   --------------
P. Anthony Ridder .........      55,000         $2,068,381       601,000          325,000         $6,959,214       $382,875
Steven B. Rossi ...........           0                  0       205,001          166,665          1,749,559        208,435
Mary Jean Connors .........      14,000            335,559       283,001          109,999          4,249,539        127,737
Gary R. Effren ............           0                  0        72,667           98,333            693,516        144,527
Gordon Yamate .............           0                  0        46,667           68,333            394,192        199,188

------------
(1) The amount shown is the amount by which the market value at year-end of all shares subject to unexercised options exceeded the exercise price of those options and is based on the average of the high and low trading prices of the Company's common stock on the New York Stock Exchange on December 27, 2002.

                     Equity Compensation Plan Information

     The following table sets forth information as of December 29, 2002 about our common stock that may be issued upon the exercise of options, warrants and rights granted to employees or members of our Board of Directors under all of the Company's existing equity compensation plans, including the Employees Stock Purchase Plan, Employee Stock Option Plan, the 1997 Long-Term Incentive Plan and the Compensation Plan for Nonemployee Directors, each as amended:

                                           (a)                             (b)                               (c)
                                                                                                Number of securities remaining
                               Number of securities to be                                       available for future issuance
                                 issued upon exercise of        Weighted-average exercise         under equity compensation
                                  outstanding options,        price of outstanding options,      plans (excluding securities
Plan Category                      warrants and rights           warrants and rights ($)           reflected in column (a)
-------------                  --------------------------     -----------------------------     ------------------------------
Equity compensation
 plans approved by
 shareholders .............            10,784,202(1)(2)                 $  55.38                          5,707,324
Equity compensation
 plans not approved by
 shareholders (3) .........               158,000                          56.80                             40,000
                                       ----------                       --------                          ---------
   Total ..................            10,972,202                          55.40                          5,747,324
                                       ==========                       ========                          =========

------------
(1) Number of securities to be issued and available for future issuance under our Employees Stock Purchase Plan, Employee Stock Option Plan and the 1997 Long-Term Incentive Plan.

(2) Includes 343,706 shares to be issued under the 1997 Long-Term Incentive Plan. The plan expired on December 31, 2002, and as a result, no shares will be issued from the plan in the future.

(3) Number of securities to be issued and available for future issuances under our Compensation Plan for Nonemployee Directors (the "Plan"). The Plan was adopted by the Company's Board of Directors effective July 1, 1997. Under the rules of the New York Stock Exchange, no shareholder approval was required for the Plan. Only nonemployee directors of the Company are eligible to receive awards under the Plan. As described in greater detail under the captions "Director Compensation" beginning on page

     11 and "Item 3: Amendment to the Company's Compensation Plan for Nonemployee Directors" beginning on page 13, the Plan provides that nonemployee directors receive the following compensation: (1) an annual retainer fee payable half in Knight Ridder common stock and half in cash or stock, at the director's election; (2) board and committee meeting attendance fees; (3) an annual stock option grant; and (4) and for certain directors, annual phantom shares and retirement benefits. All options vest in three equal installments over a three-year period from the date of grant.

Other Benefits

     This table shows the annual benefits payable as a straight-life annuity under the Company's pension plan to an officer, hired prior to January 1, 1989, retiring in 2002 at age 65 with a specified combination of final average earnings (salary and bonus) and years of service with the Company. The benefits shown are not subject to any reduction for Social Security or other benefits.

                              Pension Plan Table

                                           Years of Service
                  ---------------------------------------------------------
Remuneration         15        20        25        30        35        40
------------      -------   -------   -------   -------   -------   -------
     125,000       34,709    40,029    45,349    50,668    53,793    56,918
     200,000       57,209    66,279    75,349    84,418    89,418    94,418
     300,000       87,209   101,279   115,349   129,418   136,918   144,418
     400,000      117,209   136,279   155,349   174,418   184,418   194,418
     500,000      147,209   171,279   195,349   219,418   231,918   244,418
     600,000      177,209   206,279   235,349   264,418   279,418   294,418
     700,000      207,209   241,279   275,349   309,418   326,918   344,418
     900,000      267,209   311,279   355,349   399,418   421,918   444,418
   1,000,000      297,209   346,279   395,349   444,418   469,418   494,418
   1,300,000      387,209   451,279   515,349   579,418   611,918   644,418
   1,600,000      477,209   556,279   635,349   714,418   754,418   794,418
   1,900,000      567,209   661,279   755,349   849,418   896,918   944,418

     The salary and bonus of the Company's five most highly compensated executive officers are shown in the Summary Compensation Table. As of the end of 2002, Mr. Ridder had 41 years of service with the Company; Mr. Rossi, 15; Ms. Connors, 23; Mr. Effren 22; and Mr. Yamate, 2.

     No officer of the Company has an employment agreement. The Company has agreements with its executive officers, including those named in the Summary Compensation Table, that entitle each executive to receive a lump sum cash severance payment equal to three times the executive's annual salary and bonus if, after a change in control of the Company (as defined in the agreements), the Company terminates the executive's employment or the executive resigns because of a reduction in position, salary or benefits.

                   Performance of Knight Ridder Common Stock

     The following graph compares the cumulative total return on the Company's common stock during the past five years with the cumulative total return during the same period on the stocks that comprise the S&P 500 Stock Index and the S&P Publishing and Printing Index. The S&P 500 Stock Index is comprised of 500 U.S. companies in the industrial, transportation, utilities and financial industries, weighted by market capitalization. The S&P Publishing and Printing Index consists of the Company, Dow Jones & Company, Inc., Gannett Co., Inc., The McGraw-Hill Corporation, Inc., Meredith Corporation, The New York Times Company and Tribune Company, weighted by market capitalization. Last year the Company compared its stock's performance with the S&P Publishing/Newspapers index which was comprised of the Company, Dow Jones & Company, Inc., Gannett Co., Inc., The New York Times Company and Tribune Company, weighted by market capitalization.

     The following graph reflects the investment of $100 on December 31, 1997 in the Company's common stock, the S&P 500 Stock Index and the S&P Publishing and Printing Index. Dividends are assumed to have been reinvested as paid in the Company's common stock and in the stocks in the S&P 500 Stock Index and quarterly in the stocks in the S&P Publishing and Printing Index.

                       KNIGHT-RIDDER, INC., S&P 500 INDEX
                     AND S&P PUBLISHING AND PRINTING INDEX
                     DECEMBER 31, 1997 - DECEMBER 31, 2002

                              [LINE CHART OMITTED]

============================================================================================
Value of Initial $100 Investment    Dec-97   Dec-98     Dec-99    Dec-00    Dec-01    Dec-02
============================================================================================
Knight Ridder, Inc.                $100.00    $99.82   $118.27   $114.97   $133.49   $132.12
S&P 500                            $100.00   $128.58   $155.63   $141.46   $124.64    $97.10
S&P Publishing and Printing        $100.00   $107.43   $143.89   $129.09   $133.58   $142.34
--------------------------------------------------------------------------------------------

                                 Other Matters

When are shareholder proposals for the 2004 Annual Meeting due?

     To be considered for inclusion in the proxy statement for the 2004 Annual Meeting, a shareholder proposal must be received at the Company's principal office no later than November 26, 2003. Such proposals should be addressed to Knight Ridder, 50 W. San Fernando Street, San Jose, California 95113, Attn:
Corporate Secretary. As described above, the Company's By-laws would require the Corporate Secretary to receive notice of all proposals by this date, whether or not they are included in the proxy statement. In the unlikely event any proposal received after this date was presented at the 2004 Annual Meeting, the proxyholders would be able to exercise discretionary authority to vote your shares on the proposal only to the extent authorized by Rule 14a-4(c) under the Exchange Act.


                                          By Order of the Board of Directors

                                          /s/ Polk Laffoon
                                          Polk Laffoon
                                          Vice President/Corporate Relations
                                          and Corporate Secretary

San Jose, California
March 25, 2003

                                    Appendix

--------------------------------------------------------------------------------

                               KNIGHT-RIDDER, INC.

                              COMPENSATION PLAN FOR

                              NONEMPLOYEE DIRECTORS

                                                          Effective July 1, 1997
                                             As amended through January 28, 2003

--------------------------------------------------------------------------------

                               KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

                                TABLE OF CONTENTS

                                                                          Page

ARTICLE I       PURPOSE AND INTENT OF PLAN...................................1

ARTICLE II      DEFINITIONS..................................................1

ARTICLE III     ANNUAL RETAINER FEE..........................................3
      3.1       Time and Form of Payment.....................................3
      3.2       Election to Receive Stock....................................3
      3.3       Determination of Number of Shares of Stock...................3
      3.4       Registration of Stock........................................3

ARTICLE IV      BOARD MEETING AND COMMITTEE FEES.............................4
      4.1       Board Meeting Fee............................................4
      4.2       Committee Meeting Fee........................................4
      4.3       Committee Chairperson Fee....................................4

ARTICLE V       ANNUAL OPTION GRANTS.........................................4
      5.1       Grant of Options.............................................4
      5.2       Vesting of Options; Expiration...............................4
      5.3       Exercise of Options Following Termination of Service.........5
      5.4       Time and Manner of Exercise of Options.......................5
      5.5       Restrictions on Transfer.....................................6
      5.6       Acceleration of Vesting......................................7

ARTICLE VI      SPECIAL PROVISIONS FOR OUTSIDE DIRECTORS.....................9
      6.1       Outside Directors Eligible for Phantom Share Grant...........9
      6.2       Outside Directors Eligible for Retirement Plan...............9

ARTICLE VII     SHARES AVAILABLE UNDER PLAN..................................9

ARTICLE VIII    RECAPITALIZATION OR REORGANIZATION..........................10
      8.1       Authority of the Company and Shareholders...................10
      8.2       Change in Capitalization....................................10

ARTICLE IX      TERMINATION AND AMENDMENT OF THE PLAN.......................10
      9.1       Termination.................................................10
      9.2       General Power of Board......................................11
      9.3       When Director Consent Required..............................11

ARTICLE X       ADMINISTRATION OF PLAN......................................11

ARTICLE XI      MISCELLANEOUS...............................................11
      11.1      Tax Withholding.............................................11
      11.2      No Right to Reelection......................................11
      11.3      Unfunded Plan...............................................11
      11.4      Other Compensation Arrangements.............................12
      11.5      Securities Law Restrictions.................................12
      11.6      Compliance with Rule 16b-3..................................12
      11.7      Expenses....................................................12
      11.8      Governing Law; Venue........................................12

                               KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                      (As amended through January 28, 2003)

      The KNIGHT-RIDDER, INC. COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS is hereby established by Knight-Ridder, Inc. effective July 1, 1997.


                                   ARTICLE I
                          PURPOSE AND INTENT OF PLAN

      The purpose of the Plan is to attract and retain the services of qualified individuals who are not employees of the Company to serve as members of the Board. This Plan sets forth the terms of compensation to be provided to such Directors for their services as members of the Board of the Company.

      Articles III, IV and V provide for different types of compensation payable to all Directors. Article VI provides for grants of Phantom Share Units to certain Outside Directors and for participation in the Company's Retirement Plan for other Outside Directors. This Plan and the Retirement Plan reflect all compensation programs in effect for Directors.


                                  ARTICLE II
                                  DEFINITIONS

      As used in this Plan, the following terms shall have the meaning hereinafter set forth:

      2.1 "Annual Retainer Fee" means the annual fee payable to a Director for service on the Board. The Annual Retainer Fee currently in effect is set forth on Appendix One hereto, which the Board may amend from time to time. The Annual Retainer Fee shall be pro-rated on a quarterly basis for a Board member who serves less than an entire calendar year.

      2.2 "Beneficiary" means the person designated by the Director to receive benefits hereunder following the death of the Director or, if the Director fails to so designate, the Director's estate.

      2.3 "Board" means the Board of Directors of the Company.

      2.4 "Code" means the Internal Revenue Code of 1986, as amended.

      2.5 "Common Stock" means the Common Stock of the Company, par value $.02 1/12 per share.

      2.6 "Company" means Knight-Ridder, Inc., a Florida corporation, or any successor legal entity.

      2.7 "Disability" means a Director's physical or mental condition which is expected to render the Director unable to perform his or her usual duties or any comparable duties for the Company. The determination of a Director's Disability will be made by the Board in its sole discretion.

      2.8 "Director" means a member of the Board who is not an employee of the Company or any of its subsidiaries or affiliates.

      2.9 "Effective Date" means July 1, 1997.

      2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.11 "Fair Market Value" means the mean between the highest and lowest sales price of a share of Common Stock on the date in question as reported on the composite tape for issues listed on the New York Stock Exchange. If no transaction was reported on the composite tape in the Common Stock on such date, the prices used shall be the prices reported on the nearest day preceding the date in question. If the Common Stock is not then quoted on the composite tape, "fair market value" shall be the closing sales price on the mean between the closing bid and asked prices on the date in question, as applicable, as furnished by any member firm of the New York Stock Exchange selected from time to time for that purpose by the Board.

      2.12 "Option" means an option to purchase shares of Common Stock awarded to a Director pursuant to the Plan, which option shall not be intended to qualify, and shall not be treated, as an "incentive stock option" within the meaning of Section 422 of the Code.

      2.13 "Outside Director" means any Director who is not, and never was, an employee of the Company or any of its subsidiaries or affiliates.

      2.14 "Phantom Share Unit" means a bookkeeping unit representing one share of Common Stock.

      2.15 "Plan" means this Knight-Ridder, Inc. Compensation Plan for Nonemployee Directors.

      2.16 "Retirement" means the Termination of Service of a Director at or after age sixty-five (65).

      2.17 "Retirement Plan" means the Knight-Ridder, Inc. Retirement Plan for Outside Directors, a copy of which is attached hereto as Appendix Three.

      2.18 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      2.19 "Termination of Service" shall mean cessation of service as a Director of the Company.


                                  ARTICLE III
                              ANNUAL RETAINER FEE

      3.1 Time and Form of Payment. The Annual Retainer Fee is payable in equal quarterly payments on the date of the Board's regularly scheduled quarterly meeting, except as provided in Section 3.3 concerning payment in Common Stock. Through the date of the first quarterly meeting in 1998, each Director shall receive his or her quarterly payment of the Annual Retainer Fee entirely in cash. Effective with the date of the second quarterly meeting in 1998, one-half of the quarterly payment of the Annual Retainer Fee shall be paid in Common Stock. The balance of the quarterly payment of the Annual Retainer Fee shall be paid in cash or, if the Director elects, in the manner described below, in Common Stock or a combination of cash and Common Stock.

      3.2 Election to Receive Stock. On or before April 1, 1998, any Director who desires to receive any portion of the balance of each quarterly payment of the Annual Retainer Fee due for the remainder of 1998 in Common Stock shall so indicate on a written election form filed with the Secretary of the Company. On or before November 30 of any year, any Director who desires to receive any portion of the balance of the Annual Retainer Fee due for the succeeding calendar year in Common Stock shall so indicate on a written election form filed with the Secretary of the Company. A newly elected Director may make such an election with respect to one-half of his or her pro-rated Annual Retainer Fee for the remainder of the calendar year within one month following his or her election to the Board. Any such election shall remain in effect for each succeeding calendar year unless the Director has amended or revoked the election in writing on or before November 30 of the preceding calendar year.

      3.3 Determination of Number of Shares of Stock. The number of shares of Common Stock to be paid to each Director shall be determined by dividing the amount of the Annual Retainer Fee to be paid in Common Stock by the Fair Market Value of a share of Common Stock on the date of payment, described in the next sentence. The date of payment of that portion of the Annual Retainer Fee to be paid in Common Stock shall be the fifth business day before the date of the regularly scheduled quarterly meeting of the Board.

      3.4 Registration of Stock. The appropriate number of shares of Common Stock shall be registered in the name of the Director and shall be delivered to the Director by paperless transfer effected through records maintained by the Depository Trust Company (the "DTC"). Such registration shall occur as soon as possible after the date for payment of such Common Stock, as provided above. Upon registration, the Director shall have all the rights and privileges of a stockholder as to such shares, including the right to receive dividends and the right to vote such shares. The shares of Common Stock paid to the Director hereunder are immediately vested upon payment, are not forfeitable to the Company for any reason and shall not be subject to any restrictions on transfer (other than those imposed under applicable law or under any trading policy of the Company).


                                  ARTICLE IV
                       BOARD MEETING AND COMMITTEE FEES

      4.1 Board Meeting Fee. Each Director also shall receive a fee for attendance, either in person or by electronic medium, at each meeting of the Board. The Board meeting fee currently in effect is set forth on Appendix One hereto, which the Board may amend from time to time. The Board meeting fee shall be paid in cash on the date of the Board meeting.

      4.2 Committee Meeting Fee. Each Director also shall receive a fee for attendance, either in person or by electronic medium, at each meeting of a committee of the Board on which the Director serves. The committee meeting fee currently in effect is set forth on Appendix One hereto, which the Board may amend from time to time. The committee meeting fee shall be paid in cash on the date of the committee meeting.

      4.3 Committee Chairperson Fee. Each Director who serves as chairperson of a committee of the Board shall receive an additional fee for such service. The annual committee chairperson fee currently in effect is set forth on Appendix One hereto, which the Board may amend from time to time. The committee chairperson fee shall be paid in quarterly installments in cash on the date of each regularly scheduled quarterly meeting of the Board. The committee chairperson fee shall be pro-rated on a quarterly basis for service as chairperson of a committee for less than a full year.

                                   ARTICLE V
                             ANNUAL OPTION GRANTS

      5.1 Grant of Options. Beginning with December 1997, an annual option grant will be made by the Compensation Committee of the Board to each Director to purchase such number of shares of Common Stock of the Company as may be established by the Board. The number of options to be granted on an annual basis is set forth on Appendix One hereto, which the Board may amend from time to time. Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of grant, which shall be determined by the Compensation Committee of the Board, and shall be subject to the vesting schedule provided in Section 5.2 and to the other terms and conditions provided for herein.

      5.2 Vesting of Options; Expiration. One-third of the Options granted in any year shall vest and become exercisable on the first, second and third annual anniversaries of the date of grant. Each Option granted hereunder shall expire no later than ten (10) years after the date the Option is granted, but may expire before such date as provided in Section 5.3.

      5.3 Exercise of Options Following Termination of Service.

            (a) Exercise Following Termination of Service Due to Disability or Retirement. If a Director ceases to be a member of the Board by reason of Disability or Retirement, all Options granted to such Director may be exercised by the Director at any time within five years after the date of Termination of Service. Options not exercisable at the beginning of the five-year period will become exercisable during such five-year period as if the Director had not Terminated Service, in accordance with Section 5.2, above. At the end of such five-year period, all Options not exercised shall expire.

            (b) Exercise Following Termination of Service Due to Death. If a Director ceases to be a member of the Board by reason of death, or if a former Director dies during the five-year period following Termination of Service due to Disability or Retirement, all Options granted to such Director may be exercised by such Director's estate, personal representative or beneficiary, as the case may be, at any time within the first to expire of the following periods: (i) three years after the date of the Director's death or (ii) five years after the date of the Director's Termination of Service. Options not exercisable at the date of death will become exercisable during such post-Termination period as if the Director had not died, in accordance with
Section 5.2, above. At the end of such period, all Options not exercised shall expire.

            (c) Exercise Following Other Terminations of Service. If a Director ceases to be a member of the Board for any reason other than Disability, Retirement or Death, then (i) the Director shall have the right, subject to the terms and conditions hereof, to exercise the Option, to the extent it has vested as of the date of such Termination of Service, at any time within three months after the date of such termination, and (ii) the unvested portion of any Options awarded to the Director shall be forfeited as of the date of Termination of Service.

      5.4 Time and Manner of Exercise of Options.

            (a) Notice of Exercise. Subject to the other terms and conditions hereof, a Director (or other person exercising such options) may exercise any Options, to the extent such Options are vested, by giving written notice of exercise to the Company; provided, however, that in no event shall an Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (i) the date on which the Company receives such written notice or
(ii) the date on which the conditions provided in Section 5.4(b) are satisfied.

            (b) Payment. Payment for the shares of Common Stock to be received upon the exercise of Options must be made at the date of exercise of such Options and may be made in cash or by delivery to the Company of shares of Common Stock already owned by the Director (or other person exercising such Options) the Fair Market Value of which on the date of exercise is equal to the total exercise price, or in a combination of cash and shares. Payment of the exercise price in shares of Common Stock shall be made by (i) delivering to the Company the share certificate(s) or other evidence of ownership representing the required number of shares, with the Director (or other person exercising such Options) signing his or her name on the back, (ii) attaching executed stock powers to such share certificate(s) or (iii) paperless transfer of the required number of shares effected through records maintained by the DTC. Such shares shall be endorsed to the Company. The signature of the Director or other owner must be guaranteed by a commercial bank or trust company or by a brokerage firm having membership on the New York Stock Exchange. Payment of the purchase price may also be made through the delivery to the Company of the sale proceeds of all or part of the shares of common stock of the Company that are the subject of this option; provided that the Optionee instructs the Company's Designated Broker to effect on the date such instruction is given to the Company's Designated Broker (which shall be deemed to be the date of exercise) or as early as practicable thereafter the sale of such number of such shares "at the market" in a broker's transaction (within the meaning of Section 4(4) of the Securities Act of 1933, as amended), the proceeds of which shall be at least equal to the purchase price of this option plus the amount of taxes required to be withheld plus transaction costs. In accordance with these instructions, the Company's Designated Broker shall sell such shares, deliver to the Company the portion of the proceeds of such sale which equals the purchase price of this option plus the amount of taxes required to be withheld and remit the remaining sale proceeds (net of transaction costs), to the Optionee. Exercise of any Options shall comply with Rule 16b-3 of the Exchange Act.

            (c) Stockholder Rights. A Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of an Option until the shares have been issued to the Director, by delivery of stock certificates or by paperless transfer pursuant to Section 5.4(e), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Director shall become the holder of record thereof.

            (d) Limitation on Exercise. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

            (e) Issuance of Shares. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Option for the number of shares with respect to which the Option is exercised, the Company shall deliver to the Director (or such other person who exercised the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Director (or such other person), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Alternatively, the Company may effect such issuance of Shares by paperless transfer through records maintained by the DTC. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Director (or such other person).

      5.5 Restrictions on Transfer. An Option may not be transferred, pledged, assigned, or otherwise disposed of, except by will or by the laws of descent and distribution provided, however, that the Board may, subject to such terms and conditions as the Board shall specify, permit the transfer of an Option to a Director's family members or to one or more trusts established solely for the benefit of one or more of such family members. The Option shall be exercisable, during the Director's lifetime, only by the Director or by the person to whom the Option has been transferred in accordance with the previous sentence. A transferee's rights under an Option shall be no greater than the rights held by the Director under said Option. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, or as permitted under this Section, shall vest in the assignee or transferee any interest or right in the Option, but immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect.

      5.6 Acceleration of Vesting. All options granted hereunder to Directors who have not ceased to be a member of the Board shall become fully vested and exercisable upon a `Change of Control' of the Company. Change of Control means the occurrence of any of the following:

            (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 65% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

            (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

            (c) A change in the composition of the Board of Directors of the Company, as a result of which fewer that one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

            (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this subparagraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934 but shall exclude:

            (i) A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company; and

            (ii) A corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

      A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transactions.

                                   ARTICLE VI
                   SPECIAL PROVISIONS FOR OUTSIDE DIRECTORS

      6.1 Outside Directors Eligible for Phantom Share Grant. Each Outside Director shall receive grants of Phantom Share Units as described in Appendix Two to this Plan provided that such Outside Director either (i) was a Board member as of July 1, 1996 and was under age sixty-five on that date or (ii) began service as a Director of the Company on or after July 1, 1996. The Outside Directors who are eligible to receive grants of Phantom Share Units are referred to in the Plan, including Appendix Two, as "Eligible Outside Directors."

      6.2 Outside Directors Eligible for Retirement Plan. An Outside Director who was age sixty-five or over on July 1, 1996 is not eligible to receive a grant of a Phantom Share Unit but is eligible to participate in the Retirement Plan.


                                  ARTICLE VII
                          SHARES AVAILABLE UNDER PLAN

      Subject to the provisions of Article VIII of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan in payment of a Director's Annual Retainer Fee or upon exercise of Stock Options shall not exceed 400,000 shares (the "Share Limit"). Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

      (a) the number of shares granted under the Plan or subject to any Option granted under the Plan shall be charged against the Share Limit; and

      (b) the Share Limit (as reduced under clause (a)) shall be increased by :

            (i) the number of shares subject to an Option which lapses, expires or is otherwise terminated without the issuance of such shares,

            (ii) the number of shares tendered to pay the exercise price of an Option, and

            (iii) the number of shares withheld to satisfy any tax withholding obligations of a Director with respect to any shares or other payments hereunder.

                                  ARTICLE VIII
                       RECAPITALIZATION OR REORGANIZATION

      8.1 Authority of the Company and Shareholders. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      8.2 Change in Capitalization. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the Common Stock, the Board in its discretion, may make (i) such proportionate adjustments as it considers appropriate (in the form determined by the Board in its sole discretion) to prevent diminution or enlargement of the rights of Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized for payment as Annual Retainer Fee under the Plan, for grants of Options under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof, the number of shares of Common Stock covered by future Option grants and the number of Phantom Share Units credited to a Director's Phantom Share Account and/or (ii) such other adjustments as it deems appropriate. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Directors.


                                  ARTICLE IX
                     TERMINATION AND AMENDMENT OF THE PLAN

      9.1 Termination. The Plan shall terminate at such date as determined by the Board in its sole discretion. Termination of the Plan will not result in accelerated vesting of Options previously granted or payment of an Outside Director's Phantom Share Account before the date provided for in Appendix Two. Vesting of Options shall continue as described in Article V and payment of the Phantom Share Account will occur as provided in Appendix Two.

      9.2 General Power of Board. Notwithstanding anything herein to the contrary, the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule.

      9.3 When Director Consent Required. The Board may not alter, amend, suspend, or terminate the Plan without the consent of any Director to the extent that such action would adversely affect his or her rights with respect to Common Stock or Options that have previously been granted or with respect to the amount then credited to the Outside Director's Phantom Share Account, including the right to continued crediting of dividend equivalents.


                                   ARTICLE X
                            ADMINISTRATION OF PLAN

      The Board will be responsible for administering the Plan. The Board will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Board pursuant to the Plan shall be final and binding on all persons.


                                  ARTICLE XI
                                 MISCELLANEOUS

      11.1 Tax Withholding. The Company shall have the right to withhold from payments made to a Director or Beneficiary (under the Plan or otherwise), or to cause a Director or Beneficiary to pay or make arrangements satisfactory to the Company for the payment of any federal, state, local or foreign taxes required to be withheld with respect to any award or payment under the Plan.

      11.2 No Right to Reelection. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

      11.3 Unfunded Plan. This Plan is unfunded. Amounts payable under the Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company's creditors. No Director, Beneficiary or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him hereunder, nor shall any Director, Beneficiary or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan.

      11.4 Other Compensation Arrangements. Payments received by a Director under any grant made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other arrangement provided by the Company, including the Retirement Plan.

      11.5 Securities Law Restrictions. The Company may require each Director purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Director is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

      11.6 Compliance with Rule 16b-3. The Plan is intended to comply with Rule 16b-3 under the Exchange Act and the Company shall interpret and administer the provisions of the Plan in a manner consistent therewith.

      11.7 Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

      11.8 Governing Law; Venue. The Plan shall be construed in accordance with the laws of the State of Florida. Any legal action or proceeding hereunder may be initiated only in Santa Clara County, California.

                               KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

                                  APPENDIX ONE

                 AMOUNTS OF COMPENSATION AS OF JANUARY 28, 2003

Plan Section Number          Form of Compensation                Amount
-------------------          --------------------                ------

     2.1                     Annual Retainer Fee                 $40,000

     4.1                     Board Meeting Fee                   $ 1,500

     4.2                     Committee Meeting Fee               $ 1,000

     4.3                     Committee Chairperson Annual Fee    $ 5,000

     5.1                     Annual Option Grant                 4,000 Options

     Appendix Two,           Annual Phantom Share Grant,
     Section C               Outside Directors                   600 Share Units

                              KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

                                  APPENDIX TWO

               PHANTOM SHARE UNITS FOR ELIGIBLE OUTSIDE DIRECTORS

      A. Establishment of Phantom Share Accounts. There shall be established on the records of the Company for each Eligible Outside Director a Phantom Share Account to which shall be credited that number of Phantom Share Units as provided herein. The crediting of Phantom Share Units to an Eligible Outside Director shall not confer on the Eligible Outside Director any rights as a shareholder of the Company.

      B. Statements. The Company will, on a quarterly basis, furnish each Eligible Outside Director with a statement setting forth the number of Phantom Share Units then credited to such Eligible Outside Director's Phantom Share Account and the value of such account as of the end of the preceding calendar quarter and all credits made to the Phantom Share Account during such quarter.

      C. Dividend Equivalents on Phantom Share Units. In the event that the Company pays any cash or other dividend or makes any other distribution in respect of the Common Stock, the Phantom Share Account of each Eligible Outside Director will be credited with an additional number of Phantom Share Units (including fractions thereof) determined by multiplying the number of Phantom Share Units then credited to such Account by the result obtained by dividing (i) the amount of cash, or the value (as determined by the Board) of any securities or other property, paid or distributed in respect of one outstanding share of Common Stock by (ii) the Fair Market Value of a share of Common Stock on the date of such payment or distribution. Such credit shall be made effective as of the date of payment of the dividend or other distribution in respect of the Common Stock. In addition, as of the date of the Board's regularly scheduled quarterly meeting for the last quarter of 1997, the Phantom Share Account of each Eligible Outside Director will be credited with an additional number of Phantom Share Units determined as if (a) the Eligible Outside Director's Phantom Share Account were established as of the later of July 1, 1996 or the date the Eligible Outside Director became a Director of the Company, (b) there had been credited to such Account 150 Phantom Share Units on July 1, 1996 and on the date of each quarterly meeting of the Board thereafter through September 30, 1997 during all of which quarter the Eligible Outside Director served as a Director of the Company and (c) dividend equivalents as described in this Section had been credited on the date of each dividend on Common Stock beginning July 1, 1996 and through September 30, 1997.

      D. Payment of Phantom Share Account. The value of an Eligible Outside Director's Phantom Share Account shall be paid in a lump sum in cash to the Eligible Outside Director as soon as practicable (but in no event more than 60 days) after the Eligible Outside Director's Termination of Service. The value of the Eligible Outside Director's Phantom Share Account shall be the product of the number of Phantom Share Units credited to the Eligible Outside Director's Phantom Share Account on the date of payment multiplied by the Fair Market Value of the Common Stock on such date.

            1. Death. In the event of the death of an Eligible Outside Director before payment of his or her Phantom Share Account, the value of the Eligible Outside Director's Phantom Share Account, determined as provided above, will be distributed in a lump sum in cash to the Eligible Outside Director's Beneficiary or Beneficiaries (or, in the absence of any Beneficiary, to the Eligible Outside Director's estate).

            2. Designation of Beneficiary. Each Eligible Outside Director may designate a Beneficiary to receive the Phantom Share Account due under the Plan upon the Eligible Outside Director's death by executing a Beneficiary designation form. An Eligible Outside Director may change an earlier Beneficiary designation by executing a later Beneficiary designation form. A Beneficiary designation is not binding on the Company until the Company receives the Beneficiary designation form. If no designation is made or no designated Beneficiary is alive (or in the case of an entity designated as a Beneficiary, in existence) at the time of the death of the Eligible Outside Director, payment due under the Plan will be made to the Eligible Outside Director's estate.

      E. Restrictions on Transfer. The Company shall pay the value of the Phantom Share Account only to the Eligible Outside Director or his or her estate or the Beneficiary designated under the Plan to receive such amount. Neither an Eligible Outside Director nor his or her Beneficiary shall have any right to anticipate, alienate, sell, transfer, assign, pledge, encumber or change any benefits to which he or she may become entitled under the Plan, and any attempt to do so shall be void. The value of the Eligible Outside Director's Phantom Share Account shall not be subject to attachment, execution by levy, garnishment or other legal or equitable process for an Eligible Outside Director's or Beneficiary's debts or other obligations.

                              KNIGHT-RIDDER, INC.
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

                                 APPENDIX THREE

                                (See Attachment)

                                           Appendix Three to Knight-Ridder, Inc.
                                     Compensation Plan for Nonemployee Directors

--------------------------------------------------------------------------------

                               KNIGHT-RIDDER, INC.

                     RETIREMENT PLAN FOR OUTSIDE DIRECTORS'

                                                 Restated Effective July 1, 1996

--------------------------------------------------------------------------------

                                           Appendix Three to Knight-Ridder, Inc.
                                     Compensation Plan for Nonemployee Directors

                               KNIGHT-RIDDER, INC.
                      RETIREMENT PLAN FOR OUTSIDE DIRECTORS

                                TABLE OF CONTENTS

                                                                          Page

ARTICLE I       PURPOSE AND INTENT OF PLAN...................................1

ARTICLE II      ORIGINAL EFFECTIVE DATE OF THE PLAN; PARTICIPATE.............1

ARTICLE III     DEFINITIONS..................................................1

ARTICLE IV      ELIGIBILITY FOR BENEFITS.....................................2
      4.1       Retirement Benefit...........................................2
      4.2       Disability Benefit...........................................2
      4.3       Limitation on Receipt of Benefit.............................2

ARTICLE V       AMOUNT OF BENEFIT............................................3
      5.1       Retirement Benefit...........................................3
      5.2       Disability Benefit...........................................3

ARTICLE VI      FORM, MANNER AND DURATION OF PAYMENT OF BENEFIT..............3

ARTICLE VII     ADMINISTRATION...............................................4
      7.1       Administrative Committee.....................................4
      7.2       Action by Committee; Resignation; Vacancies; Compensation....4
      7.3       Delegation of Authority; Legal, Accounting, Clerical and
                Other Services...............................................4
      7.4       Interpretation of Provisions.................................4
      7.5       Liability of Committee.......................................4

ARTICLE VIII    TERMINATION AND AMENDMENT OF THE PLAN........................5
      8.1       Amendment of the Plan........................................5
      8.2       Termination..................................................5
      8.3       Effect of Amendment or Termination...........................5

ARTICLE IX      MISCELLANEOUS................................................5
      9.1       No Right to Reelection.......................................5
      9.2       Unfunded Plan................................................5

                                           Appendix Three to Knight-Ridder, Inc.
                                     Compensation Plan for Nonemployee Directors

                                                                          Page

      9.3       Other Compensation Arrangements..............................5
      9.4       Expenses.....................................................5
      9.5       Governing Law; Venue.........................................5

                                           Appendix Three to Knight-Ridder, Inc.
                                     Compensation Plan for Nonemployee Directors


                              KNIGHT-RIDDER, INC.
                      RETIREMENT PLAN FOR OUTSIDE DIRECTORS

      The KNIGHT-RIDDER, INC. RETIREMENT PLAN FOR OUTSIDE DIRECTORS is restated by Knight-Ridder, Inc. effective July 1, 1996.


                                    ARTICLE I
                           PURPOSE AND INTENT OF PLAN

      This plan shall be known as the Knight-Ridder, Inc. Retirement Plan for Outside Directors (the "Plan"). The Plan is intended to advance the best interests of Knight-Ridder, Inc. by providing retirement income to outside directors of Knight-Ridder, Inc. who have satisfied certain age and service requirements.


                                   ARTICLE II
               ORIGINAL EFFECTIVE DATE OF THE PLAN; PARTICIPATION

      The Plan was effective as of January 1, 1994. All Outside Directors were eligible to participate in the Plan beginning January 1, 1994 and through June 30, 1996. Effective July 1, 1996, however, only those Outside Directors who were age 65 or older on that date will be eligible to participate in the Plan.


                                   ARTICLE III
                                   DEFINITIONS

      As used in this Plan, the following terms shall have the meaning hereinafter set forth:

      III.1 "Annual Retainer Fee" means the annual fee payable to an Outside Director for service on the Board as in effect on the date of an Outside Director's Retirement.

      III.2 "Board" means the Board of Directors of the Company.

      III.3 "Code" means the Internal Revenue Code of 1986, as amended.

      III.4 "Company" means Knight-Ridder, Inc., a Florida corporation, or any successor legal entity.

      III.5 "Disability" means a Director's physical or mental condition which is expected to render the Director unable to perform his or her usual duties or any comparable duties for the Company. The determination of a Director's Disability will be made by the Board in its sole discretion.

      III.6 "Director" means a member of the Board.

      III.7 "Effective Date" means January 1, 1994.

      III.8 "Outside Director" means any member of the Board who is not, and never was, an employee of the Company or any of its subsidiaries or affiliates and, effective July 1, 1996, who is at least age 65 on that date.

      III.9 "Plan" means this Knight-Ridder, Inc. Retirement Plan for Outside Directors.

      III.10 "Retirement" means the Termination of Service of an Outside Director at or after age sixty-five (65).

      III.11 "Termination of Service" means cessation of service as a Director of the Company.

      III.12 "Year of Service" means each 12-month period of service as a Director, whether beginning before or after the Effective Date. If a Director Terminates Service and then returns to service, all months of service will be aggregated to determine the Director's Years of Service for purposes of eligibility to receive, and the amount of, any retirement benefit under the Plan.


                                   ARTICLE IV
                            ELIGIBILITY FOR BENEFITS

      IV.1 Retirement Benefit. An Outside Director will be entitled to receive the annual retirement benefit described in Section 5.1 upon Retirement if he or she retires after reaching age 65 and completing five full years of Service.

      IV.2 Disability Benefit. An Outside Director will be entitled to receive the annual disability benefit described in Section 5.2 if he or she incurs a Termination of Service as the result of Disability after completing at least two full years of Service.

      IV.3 Limitation on Receipt of Benefit. Notwithstanding the foregoing, an Outside Director will not be entitled to benefits under the Plan if (a) such Outside Director is removed from the Board of Directors for cause (which means only dishonesty, conviction of a felony, or willful unauthorized disclosure of confidential information, whether involving the Company or otherwise), or (b) the Retirement or Disability of such Outside Director occurs before January 1, 1994.

                                    ARTICLE V
                                AMOUNT OF BENEFIT

      V.1 Retirement Benefit. The retirement benefit payable, to an Outside Director under the Plan shall be an annual amount, payable in accordance with
Article VI, determined as follows:

           Completed
        Years of Service                           Annual Benefit
        ----------------                           --------------

       less than 5 years                                     No benefit
                       5                     50% of Annual Retainer Fee
                       6                     60% of Annual Retainer Fee
                       7                     70% of Annual Retainer Fee
                       8                     80% of Annual Retainer Fee
                       9                     90% of Annual Retainer Fee
              10 or more                    100% of Annual Retainer Fee

      V.2 Disability Benefit. The disability benefit payable to an Outside Director who incurs a Termination of Service as the result of Disability shall be an annual amount, payable in accordance with Article VI, determined as follows:

           Completed
        Years of Service                           Annual Benefit
        ----------------                           --------------

       less than 2 years                                     No benefit
               2-5 years                     50% of Annual Retainer Fee
                       6                     60% of Annual Retainer Fee
                       7                     70% of Annual Retainer Fee
                       8                     80% of Annual Retainer Fee
                       9                     90% of Annual Retainer Fee
              10 or more                    100% of Annual Retainer Fee

                                   ARTICLE VI
                 FORM, MANNER AND DURATION OF PAYMENT OF BENEFIT

      The annual Retirement or Disability Benefit determined under Article V shall be paid for the life of the Outside Director. Payments shall be made on the first business day of each calendar quarter, beginning with the quarter next following the date of the Outside Director's Retirement. No benefits shall be payable under the Plan after the death of a Outside Director either before or after Retirement.


                                   ARTICLE VII
                                 ADMINISTRATION

      VII.1 Administrative Committee. The Plan shall be administered by an Administrative Committee appointed by the Board, which may be the same committee as serves the Company with respect to other retirement and benefit plans. The Administrative Committee shall adopt such rules for the conduct of its business and the administration of the Plan as it considers to be necessary or desirable, provided that such rules do not conflict with the provisions of the Plan.

      VII.2 Action by Committee; Resignation; Vacancies; Compensation. The Administrative Committee shall act by a majority (or by all members if there be only one or two members) of the number of members constituting the Administrative Committee at the time of such action, and such action may be taken either by vote at a meeting or in writing without a meeting. Any member of the Administrative Committee may resign upon giving written notice to the Board. Each member of the Administrative Committee shall hold office at the pleasure of the Board. Vacancies arising in the Administrative Committee from death, resignation, removal or otherwise, shall be filled by the Board, but the Administrative Committee may act notwithstanding the existence of vacancies so long as there is at least one member of the Administrative Committee. The members of the Administrative Committee shall serve without compensation for their services as such, but shall be reimbursed by the Company for all necessary expenses incurred in the discharge of their duties.

      VII.3 Delegation of Authority; Legal, Accounting, Clerical and Other Services. The Administrative Committee may authorize one or more of its members or any agent to act on its behalf and may contract for legal, accounting, clerical and other services to carry out the purposes of the Plan. All expenses of the Administrative Committee shall be paid by the Company.

      VII.4 Interpretation of Provisions. The Administrative Committee shall have the full power and discretion to interpret the provisions of the Plan and decide all questions arising in its administration. The decisions and interpretations of the Administrative Committee shall be final and binding on the Company and all other persons.

      VII.5 Liability of Committee. No member of the Administrative Committee shall be liable for any action taken in good faith or for the exercise of any power given the Administrative Committee, or for the actions of other members of the Administrative Committee. To the extent permitted by law, the Company shall indemnify and hold harmless each member of the Administrative Committee against any and all liability or reasonably expense resulting from or arising out of his or her responsibilities in connection with the Plan, provided such person acted in good faith, in what he or she reasonably believed was the proper discharge of his or her duties.

                                  ARTICLE VIII
                      TERMINATION AND AMENDMENT OF THE PLAN

      VIII.1 Amendment of the Plan. The Plan may be amended from time to time by action of the Board of Directors.

      VIII.2 Termination. The Company intends to continue the Plan indefinitely but reserves the right to terminate it at any time by action of the Board of Directors.

      VIII.3 Effect of Amendment or Termination. No amendment or termination of the Plan may adversely affect the benefit which would be payable to any Outside Director receiving benefits under the Plan prior to the effective date of the amendment or termination, or which would be payable to any Outside Director who, prior to the effective date of such amendment or termination, was eligible to retire with an immediate benefit under the Plan.


                                   ARTICLE IX
                                 MISCELLANEOUS

      IX.1 No Right to Reelection. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

      IX.2 Unfunded Plan. This Plan is unfunded. Amounts payable under the Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company's creditors. No Outside Director or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him hereunder, nor shall any Outside Director or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan.

      IX.3 Other Compensation Arrangements. Payments received by an Outside Director under the Plan shall not have any effect on the determination of benefits under any other arrangement provided by the Company.

      IX.4 Expenses. The costs and expenses of administering the Plan shall be borne by the Company and no contributions from Outside Directors shall be required or permitted.

      IX.5 Governing Law; Venue. The Plan shall be construed in accordance with the laws of the State of Florida. Any legal action or proceeding hereunder may be initiated only in Dade County, Florida.

                             --------------------------------------------------

                                      Two New Ways to Vote
[KnightRidder logo]                 VOTE BY INTERNET OR TELEPHONE
                                    24 Hours a Day - 7 Days a Week
                             Save your Company Money - It's Fast and Convenient
                             --------------------------------------------------


            TELEPHONE                                   INTERNET                                  MAIL
         1-866-214-3763                       https://www. proxyvotenow.com/kri
Use any touch-tone telephone to vote         Use the Internet to vote your proxy.        Mark, sign and date your proxy
your proxy. Have your proxy card in          Have your proxy card in hand when           card and return it in the postage-
hand when you call. You will be        OR    you access the website. You will be    OR   paid envelope we have
prompted to enter your control               prompted to enter your control              provided. Make sure the pre-
number, located in the box below, and        number, located in the box below, to        printed address shows through
then follow the simple directions.           create an electronic ballot.                the envelope window. Please
                                                                                         do not mail additional cards in
                                                                                         the return envelope.


                                                                                 -------------------------------------------------

                                                                                           CONTROL NUMBER FOR
                                                                                       TELEPHONE OR INTERNET VOTING
                                                                                 -------------------------------------------------

                              PLEASE DO NOT RETURN YOUR PROXY CARD IF YOU VOTED BY PHONE OR INTERNET.

                   [down arrow] DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET [down arrow]


      Mark, Sign, Date and Return
/ /   the Proxy Card Promptly                /X/
      Using the Enclosed  Envelope.      Votes must be indicated
                                         (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3 AND "AGAINST" ITEM 4.

1. Election of directors:

    FOR                     WITHHOLD
    ALL / /                 FOR ALL / /      EXCEPTIONS* / /

Nominees: 01 - Ronald McCray, 02 - Patricia Mitchell, 03 - M. Kenneth Oshman and 04 - Vasant Prabhu.

(Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name on the following blank line.)

Exceptions* ____________________________________________________________________

I will attend the annual meeting in San Jose, California. YES / /  NO / /


                                                       FOR           AGAINST       ABSTAIN
2. Ratify the appointment of Ernst & Young LLP         / /             / /           / /

3. Approve an increase in the number of shares
   reserved for issuance under the Compensation
   Plan for Nonemployee Directors                      / /             / /           / /

4. Shareholder proposal concerning expensing
   stock options                                       / /             / /           / /

----------------------------------------

SCAN LINE

----------------------------------------

Note: Please sign exactly as your name or name(s) appear(s), date and return this proxy card promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting. For joint accounts, each owner should sign. When signing as officer, executor, administrator, attorney, trustee or guardian, or in any other legal capacity please give your full title(s) under the Signature(s).

Date     Share Owner sign here                 Co-Owner sign here
-------------------------------------------    -------------------------------------

-------------------------------------------    -------------------------------------

Knight Ridder Employee Shareholders:

The Knight Ridder 2003 Annual Meeting will be held at 9:00 a.m. Tuesday, April 22, 2003 at The Fairmont Hotel, 170 South Market Street, San Jose, California.

You own Knight Ridder stock as a participant in the Knight Ridder Annual Incentive Deferral Plan, the Employees Stock Purchase Plan, the Knight Ridder Investment Savings Plan or a 401(k) plan available to employees in your business unit. The trustees and/or nominee of your benefit plans are the shareholders of record of your plan shares and will vote those shares according to the instructions you provide by April 17, 2003.

This year we are asking you to vote on the items of business which will come before the Annual Meeting. These matters are described on the reverse side of this card and in detail in the proxy statement available at Knight Ridder's website, www.kri.com. In an effort to reduce costs and facilitate voting, the proxy materials and annual reports will be supplied to you electronically. If you wish to receive a printed copy of these documents contact the Knight Ridder proxy request line at 408-938-0288 and the materials will be provided to you free of charge.

You may vote by completing this voting instruction card and returning it in the enclosed envelope. Alternatively, you may follow the telephone or Internet voting procedures set forth on the reverse side of this card. Your vote is important to us. Please vote as soon as possible.



                              KNIGHT-RIDDER, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints P. Anthony Ridder, Polk Laffoon and Gordon Yamate, or any one of them, each with full power of substitution, to vote all the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Knight-Ridder, Inc. to be held at The Fairmont Hotel, 170 South Market Street, San Jose, California at 9:30 a.m. on April 22, 2003, and any adjournments thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION, FOR ITEMS 2 AND 3 AND AGAINST ITEM 4 AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

(THIS PROXY IS CONTINUED ON REVERSE SIDE PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE)

To change your address, please mark this box.   / /

To include any comments, please mark this box.  / /

                               KNIGHT-RIDDER, INC.
                                 P.O. BOX 11316
                           NEW YORK, N.Y. 10203-0316

                             --------------------------------------------------

                                      Two New Ways to Vote
[KnightRidder logo]                 VOTE BY INTERNET OR TELEPHONE
                                    24 Hours a Day - 7 Days a Week
                             Save your Company Money - It's Fast and Convenient
                             --------------------------------------------------


            TELEPHONE                                   INTERNET                                  MAIL
         1-866-214-3763                       https://www. proxyvotenow.com/kri
Use any touch-tone telephone to vote         Use the Internet to vote your proxy.        Mark, sign and date your proxy
your proxy. Have your proxy card in          Have your proxy card in hand when           card and return it in the postage-
hand when you call. You will be        OR    you access the website. You will be    OR   paid envelope we have
prompted to enter your control               prompted to enter your control              provided. Make sure the pre-
number, located in the box below, and        number, located in the box below, to        printed address shows through
then follow the simple directions.           create an electronic ballot.                the envelope window. Please
                                                                                         do not mail additional cards in
                                                                                         the return envelope.


                                                                                 -------------------------------------------------

                                                                                           CONTROL NUMBER FOR
                                                                                       TELEPHONE OR INTERNET VOTING
                                                                                 -------------------------------------------------

                              PLEASE DO NOT RETURN YOUR PROXY CARD IF YOU VOTED BY PHONE OR INTERNET.

                   [down arrow] DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET [down arrow]


      Mark, Sign, Date and Return
/ /   the Proxy Card Promptly                /X/
      Using the Enclosed  Envelope.      Votes must be indicated
                                         (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3 AND "AGAINST" ITEM 4.

1. Election of directors:

    FOR                     WITHHOLD
    ALL / /                 FOR ALL / /      EXCEPTIONS* / /

Nominees: 01 - Ronald McCray, 02 - Patricia Mitchell, 03 - M. Kenneth Oshman and 04 - Vasant Prabhu.

(Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name on the following blank line.)

Exceptions* ____________________________________________________________________

I will attend the annual meeting in San Jose, California. YES / /  NO / /


                                                       FOR           AGAINST       ABSTAIN
2. Ratify the appointment of Ernst & Young LLP         / /             / /           / /

3. Approve an increase in the number of shares
   reserved for issuance under the Compensation
   Plan for Nonemployee Directors                      / /             / /           / /

4. Shareholder proposal concerning expensing
   stock options                                       / /             / /           / /

----------------------------------------

SCAN LINE

----------------------------------------

Note: Please sign exactly as your name or name(s) appear(s), date and return this proxy card promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting. For joint accounts, each owner should sign. When signing as officer, executor, administrator, attorney, trustee or guardian, or in any other legal capacity please give your full title(s) under the Signature(s).

Date     Share Owner sign here                 Co-Owner sign here
-------------------------------------------    -------------------------------------

-------------------------------------------    -------------------------------------

                              KNIGHT-RIDDER, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints P. Anthony Ridder, Polk Laffoon and Gordon Yamate, or any one of them, each with full power of substitution, to vote all the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Knight-Ridder, Inc. to be held at The Fairmont Hotel, 170 South Market Street, San Jose, California at 9:30 a.m. on April 22, 2003, and any adjournments thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION, FOR ITEMS 2 AND 3 AND AGAINST ITEM 4 AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

(THIS PROXY IS CONTINUED ON REVERSE SIDE PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE)

To change your address, please mark this box.   / /

To include any comments, please mark this box.  / /

                               KNIGHT-RIDDER, INC.
                                 P.O. BOX 11316
                           NEW YORK, N.Y. 10203-0316